ARTISAN FUNDS, INC.

                             ARTISAN SMALL CAP FUND
                           ARTISAN INTERNATIONAL FUND
                              ARTISAN MID CAP FUND
                           ARTISAN MID CAP VALUE FUND
                          ARTISAN SMALL CAP VALUE FUND

                       1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                          (414) 390-6100 (800) 344-1770

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 7, 2001
                          Supplemented August 17, 2001
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         Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated May 7, 2001 and any supplement to the prospectus. A copy of the prospectus can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, or by accessing the Artisan Funds website at WWW.ARTISANFUNDS.COM.

                                TABLE OF CONTENTS
                                                                           Page

Information about the Funds and Artisan Partners..............................2
Investment Objectives and Policies............................................2
Investment Techniques and Risks...............................................3
Investment Restrictions......................................................17
Performance Information......................................................19
Organization.................................................................25
Directors and Officers.......................................................25
Principal Shareholders.......................................................30
Investment Advisory Services.................................................31
Code of Ethics...............................................................32
Distributor..................................................................33
Portfolio Transactions.......................................................33
Purchasing and Redeeming Shares..............................................35
Additional Tax Information...................................................36
Custodian and Transfer Agent.................................................38
Independent Accountants......................................................38
Financial Statements.........................................................38
Appendix - Description of Bond Ratings......................................A-1

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

         Each Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

         Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. Each Fund's portfolio management team specializes in its market, with an investment process created and refined through years of experience -- an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

         The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                       INVESTMENT OBJECTIVES AND POLICIES

         Artisan Small Cap Fund invests for maximum long-term capital growth primarily in the common stocks of small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.

         Artisan International Fund seeks to achieve its objective of long-term capital growth by investing primarily in the stocks of foreign companies.

         Artisan Mid Cap Fund and Artisan Mid Cap Value Fund each seek long-term capital growth by investing at least 65% of the Fund's total assets in the common stocks of medium-sized U.S. companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of December 31, 2000, the MidCap Index included companies with capitalizations between approximately $102 million and $13.2 billion. The market capitalization range in which the Artisan Mid Cap Fund and Artisan Mid Cap Value Fund invest will change as the range of the companies included in the MidCap Index changes.

         Artisan Mid Cap Value Fund purchases stock only at a price Artisan Partners, the adviser to the Fund, considers below the value of the business as determined by Artisan Partners, and only if Artisan Partners believes the company has good management and a competitive advantage that has not been recognized by the market. In looking for companies that may provide attractive values, Artisan Partners does its own fundamental research. Artisan Partners emphasizes economic cash flow as a measure of value - whether a company generates more cash flow than is required by the providers of its capital.

         Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in each Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million.

         Artisan Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.

         The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. While Artisan International Fund invests mostly in the securities of foreign issuers, each other Artisan Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Funds also may invest in any other type of security, including debt securities.

         The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, investors in a Fund will receive at least 30 days' prior written notice of any change in a Fund's investment objective.

                         INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

         Each Fund, other than Artisan International Fund, may invest up to 25% of its total assets in foreign securities (including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan International Fund invests at least 65% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

         With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

         Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

European Currency Unification

         Eleven of the fifteen member countries of the European Union adopted a single European currency, the Euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union (EMU) are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries missing from the new unified currency are Great Britain, Denmark, Sweden and Greece. A new European Central Bank (ECB) was created to manage the monetary policy of the new unified region. On the same day, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002. This change is likely to significantly impact the European capital markets in which the Artisan International Fund invests a portion of its assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase the Fund's share price volatility.

Debt Securities

         In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

         Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade.

         Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

         Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

         Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in high quality corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

         The Funds may use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

         These techniques may be used by Artisan Partners to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques may be used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

         Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

         At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Options on Securities and Indexes. The Funds may purchase and write
(sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

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(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided that their use is consistent with that Fund's investment objective.

         A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Fund's total assets.

         When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

         Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

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(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

         Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

         If a Fund writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

         A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

         For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

         If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

--------------------

(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

         In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

         The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

         Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund currently intends to loan more than 5% of its net assets.

Repurchase Agreements

         Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

         A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

         Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

         A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund's fundamental limitation on borrowing.

         At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

         Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

         Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

         Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 2000 and 1999, respectively, each Fund's portfolio turnover rates were as follows: Artisan Small Cap Fund, 193.76% and 155.38%; Artisan International Fund, 99.02% and 79.41%; Artisan Mid Cap Fund, 245.69% and 202.84%; and Artisan Small Cap Value Fund, 38.19% and 49.29%. Portfolio turnover information is not available for Artisan Mid Cap Value Fund because the Fund has been in operation for less than one year. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

         Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

         (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

         (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

         (3)      make loans, but this restriction shall not prevent a Fund from
(a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

         (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;(4)

         (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

         (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

         (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

         A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

         The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors.

         A Fund may not:

         (a) invest in companies for the purpose of exercising control or management;

         (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

         (c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund only];

----------------------------

(4) A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

         (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

         (e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

         (f) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only]; or

         (g) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].

                             PERFORMANCE INFORMATION

         From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

                  Average Annual Total Return is computed as follows:

                           ERV = P(l+T)n

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return
                           n = number of years
                           ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Each Fund's Total Return and Average Annual Total Return for various periods ended June 30, 2000 is shown below (total return information for Artisan Mid Cap Value Fund is not available because the Fund has been in operation for less than one year):


         Artisan Small Cap Fund
         ----------------------
                                                                                           Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                     32.46%                             32.46%
                  5 year                                     80.20%                             12.48%
                  Life of Fund*                             107.59%                             14.88%
                  ---------------------
                  * from March 28, 1995 (commencement of operations)

         Artisan International Fund
         --------------------------

                  Investor Shares
                  ---------------                                                           Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                    65.65%                              65.65%
                  Life of Fund*                            252.54%                              32.21%
                  ---------------------
                  * from December 28, 1995 (commencement of operations)

                  Institutional Shares
                  --------------------                                                      Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  1 year                                    65.97%                               65.97%
                  Life of Class*                           142.85%                               34.34%
                  ------------------
                  * from the date the class was first offered for sale (July 1, 1997)


         In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

         Total Return and Average Annual Total Return of Institutional Shares are calculated in the same way as for Investor Shares. The performance of Institutional Shares is different from the performance of Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be greater than for Investor Shares. If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for 1 year through June 30, 2000 would have been 65.97%, and the total return and average annual total return for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through June 30, 2000) would have been 254.74% and 32.39%, respectively.

         Artisan Mid Cap Fund
         --------------------

                                                                                            Average Annual
                  Investor Shares                        Total Return                        Total Return
                  ---------------                     -------------------               ---------------------

                  1 year                                  72.88%                             72.88%
                  Life of Fund*                          242.99%                             50.53%

                  ------------------------
                  * from June 27, 1997 (commencement of operations)

         In times of market volatility, the Fund's return may vary greatly over short periods of time. In 1999, the Fund's performance was achieved during a period of unusually favorable market conditions. Investors should maintain realistic expectations for future performance. Such performance may not be sustainable.

         Total Return and Average Annual Total Return of Mid Cap Investor Shares are calculated in the same way as for Mid Cap Institutional Shares. The performance of Mid Cap Institutional Shares is expected to be different from the performance of Mid Cap Investor Shares because the expenses allocated to the classes are different. Because the expense ratio for Mid Cap Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Mid Cap Institutional Shares are expected to be greater than for Mid Cap Investor Shares.


        Artisan Small Cap Value Fund
         ----------------------------
                                                                                            Average Annual
                                                         Total Return                        Total Return
                                                      -------------------               ---------------------

                  One Year                                 4.22%                                4.22%
                  Life of Fund*                           17.33%                                5.97%

                 --------------------------
                  * from September 29, 1997 (commencement of operations)

         The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

         In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

         All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Funds include, but are not limited to, the following:

   Atlanta Constitution                         Mutual Fund Letter
   Barron's                                     Mutual Fund News Service
   Boston Herald                                Mutual Fund Values
   Business Week                                Morningstar Publications
   Chicago Tribune                              Newsweek
   Chicago Sun-Times                            The New York Times
   Cleveland Plain Dealer                       No-Load Fund Investor
   CNBC                                         Outstanding Investor Digest
   CNN                                          Pension World
   Crain's Chicago                              Pensions and Investments
       Business                                 Personal Investor
   Consumer Reports                             Jane Bryant Quinn (syndicated
   Consumer Digest                                  column)
   Financial World                              Louis Rukeyser's Mutual Fund
   Forbes                                       The San Francisco Chronicle
   Fortune                                      Smart Money
   Fund Action                                  Stranger's Investment Adviser
   Investor's Business Daily                    13D Opportunities Report
   Kiplinger's Personal                         Time
        Finance Magazine                        United Mutual Fund Selector
   Knight-Ridder                                USA Today
   Los Angeles Times                            U.S. News and World Report
   Milwaukee Business Journal                   The Wall Street Journal
   Milwaukee Journal Sentinel                   Working Woman
   Money                                        Worth
                                                Your Money

         When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

         Various newspapers and publications including those listed above may also make mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature. Mark L. Yockey, portfolio manager of Artisan International Fund, was named "Morningstar International Fund Manager of the Year for 1998" by Morningstar, Inc. ("Morningstar"). Morningstar presents the award to a portfolio manager based on, according to Morningstar, "excellent investment skill, the courage to differ from consensus and the commitment to shareholders deemed necessary to deliver outstanding long-term performance."

         A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

         The performance of a Fund may be compared to the following indexes or averages:


Dow-Jones Industrial Average                       New York Stock Exchange Composite Index
Russell 2000 Index                                 American Stock Exchange Composite Index
Russell 2000 Growth Index                          NASDAQ Composite
Russell 2000 Value Index                           NASDAQ Industrials
Russell Mid-Cap Stock Index                        (These indexes generally reflect the
Russell Mid-Cap Value Index                        performance of stocks traded in the
Standard & Poor's 500 Stock Index                  indicated markets.)
Standard & Poor's 400 Industrials
Standard & Poor's 400 MidCap Index                 Lipper International Fund Index
Wilshire 5000                                      Lipper International & Global Funds Average
Wilshire 4500                                      Morgan Stanley Capital International
Wilshire 4000                                      Europe, Australasia and Far East (EAFE)
Wilshire Small-Cap Index                           Index
Wilshire Small-Cap Value Index                     Morningstar International Stock Average
(These indexes are widely recognized indicators    Financial Times-Actuaries World Index
of general U.S. stock market results.)             (Ex-U.S.)
                                                   Morgan Stanley Capital
                                                   International World Index
                                                   (These indexes are widely
                                                   recognized indicators of
                                                   the international markets.)


         The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Cap Fund Index; Lipper Small-Cap Core Fund Index; Lipper Small-Cap Value Fund Index; Lipper International Fund Index; Lipper Mid Cap Fund Index; Lipper Mid-Cap Core Fund Index; Lipper Mid-Cap Value Fund Index; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund

Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

         The Lipper Small Cap Fund Index reflects the net asset value weighted total return of the thirty largest small cap funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. The Lipper Mid Cap Fund Index reflects the net asset value weighted total return of the thirty largest mid cap funds, and the Lipper International Fund Index reflects the net asset value weighted total return of the thirty largest international equity funds.

         The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

         A Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year perfosmance history, Morningstar calculates a Morningstar Rating/TM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. This numerical score is then translated into rating categories, with the top 10% of funds receiving five stars, the next 22.5% receiving four stars, the next 35% receiving three stars, the next 22.5% receiving two stars and the bottom 10% receiving one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar rating metrics.

         To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                  ORGANIZATION

         The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

         Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

         Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

         The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

         The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

                             DIRECTORS AND OFFICERS

         Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.


                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Andrew A. Ziegler*                  Director, Chairman of the        Managing Director of Artisan Partners; Chairman
10/7/57                             Board and Chief Executive        and President of Artisan Distributors; prior to
                                    Officer                          founding Artisan Partners in 1994, President
                                                                     and Chief Operating Officer of Strong/Corneliuson
                                                                     Capital Management ("Strong") and President of the
                                                                     Strong Funds from 1990 to 1994.

Carlene Murphy Ziegler*             Director                         Managing Director of Artisan Partners;
6/20/56                                                              Portfolio Co-Manager of Artisan Small Cap Fund;
                                                                     President of Artisan Funds (1995-1999); prior to
                                                                     founding Artisan Partners in 1994, a Portfolio
                                                                     Co-Manager of the Strong Common Stock Fund, Strong
                                                                     Opportunity Fund and numerous institutional
                                                                     small-capitalization equity portfolios at Strong
                                                                     since March 1991.

David A. Erne                       Director                         Partner of the law firm Reinhart, Boerner, Van
5/6/43                                                               Deuren, Norris & Rieselbach, S.C., Milwaukee,
                                                                     WI; Director of Capital Commerce
                                                                     Banccorporation - Milwaukee Western Bank.

Thomas R. Hefty                     Director                         Chairman of the Board, President and Chief
6/9/47                                                               Executive Officer of United Wisconsin Services,
                                                                     Inc. (a provider of managed care and specialty
                                                                     business services); Chairman of the Board and
                                                                     President of Blue Cross & Blue Shield United of
                                                                     Wisconsin (parent company of United Wisconsin
                                                                     Services, Inc.).


Jeffrey A. Joerres                  Director                         Chairman of the Board (since May 2001), President
12/5/59                                                              and Chief Executive Officer (since April 1999) of
                                                                     Manpower, Inc. (a non-governmental employment service
                                                                     organization); formerly, Senior Vice President,
                                                                     European Operations and Global Account Management and
                                                                     Development of Manpower, Inc.

                                      B-26



                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------
Patrick S. Pittard                  Director                         Chairman of the Board, President and Chief Executive
11/24/45                                                             Officer of Heidrick & Struggles International, Inc.
                                                                     (an executive search firm); Director, Jefferson Pilot
                                                                     Corporation (an individual and group life insurance
                                                                     and annuity company); Chairman of the Board,
                                                                     The University of Georgia Foundation.

Howard B. Witt                      Director                         Chairman of the Board, President and Chief
5/17/40                                                              Executive Officer of Littelfuse, Inc. (a
                                                                     manufacturer of advanced circuit protection
                                                                     devices); Director of Material Sciences
                                                                     Corporation, (a technology based manufacturer
                                                                     of continuously processed coated and specialty
                                                                     engineered materials and services) and
                                                                     Franklin Electric Co., Inc. (a manufacturer of
                                                                     electronic motors).

Michael C. Roos                     President                        Managing Director of Artisan Partners;
4/18/58                                                              Vice President of Artisan Distributors.

Lawrence A. Totsky                  Chief Financial Officer and      Managing Director and Chief Financial Officer
5/6/59                              Treasurer                        of Artisan Partners; Vice President, Chief Financial
                                                                     Officer and Treasurer of Artisan Distributors;
                                                                     prior to joining Artisan Partners in 1998,
                                                                     Senior Vice President and Director of Mutual Fund
                                                                     Administration, Strong Capital Management, Inc.

Janet D. Olsen                      General Counsel and Secretary    Managing Director and General Counsel of Artisan
7/7/56                                                               Partners; Vice President and Secretary of Artisan
                                                                     Distributors; prior to joining Artisan Partners in
                                                                     November 2000, Member of the law firm Bell, Boyd &
                                                                     Lloyd LLC, Chicago, IL.

Mark L. Yockey                      Vice President                   Managing Director of Artisan Partners;
6/5/56                                                               Portfolio Manager of Artisan International
                                                                     Fund; prior to joining Artisan Partners in
                                                                     1995, Portfolio Manager of the United
                                                                     International Growth Fund and Vice President
                                                                     of Waddell & Reed (investment management firm).



                                            POSITIONS HELD                     PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH                     WITH REGISTRANT                             PAST 5 YEARS
----------------------                     ---------------                             ------------

Sandra Jean Voss                    Vice President                   Senior Equity Trader for Artisan Partners;
3/6/64                                                               prior to joining Artisan Partners in 1995,
                                                                     Equity Trader with Northwestern Mutual Life
                                                                     Insurance Company.

Scott C. Satterwhite                Vice President                   Managing Director of Artisan Partners and
7/15/57                                                              Portfolio Co-Manager, Artisan Small Cap Value
                                                                     Fund; prior to joining Artisan Partners in
                                                                     June 1997, Senior Vice President and Portfolio
                                                                     Manager of Wachovia Corporation (a bank holding
                                                                     company). From 1993 to 1997, Portfolio Manager of
                                                                     Biltmore Special Values Fund in addition to being a
                                                                     Personal Trust Portfolio Manager and Manager of
                                                                     the Georgia Personal Trust Portfolio Group.

Andrew C. Stephens                  Vice President                   Managing Director of Artisan Partners, and
10/31/63                                                             Portfolio Manager, Artisan Mid Cap Fund; prior
                                                                     to joining Artisan Partners in 1997, Portfolio Co-Manager
                                                                     of Strong Asset Allocation Fund at Strong, February
                                                                     1993 through March 1997, and Senior Research
                                                                     Analyst for Strong Common Stock Fund and Strong
                                                                     Opportunity Fund, prior thereto.

Marina T. Carlson                   Vice President                   Managing Director of Artisan Partners,
5/9/64                                                               Portfolio Co-Manager, Artisan Small Cap Fund
                                                                     and Lead Portfolio Manager, Artisan Mid
                                                                     Cap Value Fund; prior to joining Artisan
                                                                     Partners in 1999, Manager of Strong Mid Cap
                                                                     Disciplined Fund from its inception in December
                                                                     1998 through March 1999 and Portfolio Co-Manager
                                                                     of Strong Opportunity Fund and Strong Common
                                                                     Stock Fund at Strong prior thereto.

James C. Kieffer                    Vice President                   Managing Director of Artisan Partners and
12/2/64                                                              Portfolio Co-Manager, Artisan Small Cap Value
                                                                     Fund; from 1997 to 2000, Research Analyst for
                                                                     Artisan Partners; from 1996 to 1997 Research
                                                                     Analyst for McColl Partners; prior to
                                                                     McColl Partners, Research Analyst for Wachovia
                                                                     Investment Management.

Gregory K. Ramirez                  Assistant Secretary and          Controller of Artisan Partners; Assistant Treasurer
7/14/70                             Assistant Treasurer              of Artisan Distributors; prior to joining Artisan
                                                                     Partners in 1997, Audit Manager of Price Waterhouse LLP.


         The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217; Mr. Pittard - 303 Peachtree Street NE, Suite 4280, Atlanta, Georgia 30308; and Mr. Witt - 800 E. Northwest Highway, Des Plaines,
Illinois 60016.

         Mr. Ziegler and Ms. Ziegler are married to each other.

         Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise many of the powers of the Board of Directors. Messrs. Erne, Hefty and Witt serve as members of the Board's Audit Committee and Governance Committee. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Governance Committee makes recommendations to the Board regarding committees of the Board and committee assignments, Board composition, candidates for election as non-interested directors and compensation for non-interested directors. Additionally, the Governance Committee oversees the process for evaluating the functioning of the Board.

         The compensation paid to directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $40,000. Prior to July 1, 2002, the directors' annual retainer was $27,000. In addition, directors receive $1,000 for any meeting held in person and $500 for any meeting held by telephone. The chairman of any committee receives twice the regular meeting fee for any meeting of the committee attended. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a formula determined from time to time by the Board. Artisan Funds has no retirement or pension plans.

         The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 2000 to each of the directors of the Fund.



                                                                  PENSION OR                        TOTAL
                                                                  RETIREMENT                     COMPENSATION
                                        AGGREGATE              BENEFITS ACCRUED           FROM ARTISAN FUND AND FUND
                                      COMPENSATION              AS PART OF FUND                   COMPLEX(4)
       NAME OF DIRECTOR            FROM ARTISAN FUNDS(1)           EXPENSES                   PAID TO DIRECTORS(1)
       ----------------            ------------------              --------                   -----------------
Andrew A. Ziegler                     $        0                $           0                    $        0
Carlene Murphy Ziegler                         0                            0                             0
David A. Erne                             20,000                            0                        20,000
Thomas R. Hefty                           20,000                            0                        20,000
Jeffrey A. Joerres                             0(2)                         0                             0(2)
Patrick S. Pittard                             0(2)                         0                             0(2)
Howard B. Witt                            20,000                            0                        20,000


(1) Artisan Mid Cap Value Fund commenced operations in March 2001 and therefore paid no compensation in 2000.
(2) Mr. Joerres and Mr. Pittard joined the board on August 9, 2001.

         At October 2, 2000, the officers and directors of Artisan Funds as a group owned less than 1% of the outstanding shares of each Fund.

                             PRINCIPAL SHAREHOLDERS

         The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund) as of September 30, 2000 were:

                                                                                              PERCENTAGE OF
      NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD
      ----------------                                    -------                        -----------------------
Charles Schwab & Co. Inc. (1)                         Small Cap Fund                                  11%
101 Montgomery Street                                 Mid Cap Fund -                                  49%
San Francisco, CA  94104-4122                         Investor Shares
                                                      International Fund -                            54%
                                                      Investor Shares
                                                      Small Cap Value Fund                            18%

University of Iowa Foundation                         Small Cap Fund                                  12%
One West Park Road
PO Box 4550
Iowa City, IA  52244-4550

The Queens Health System                              Small Cap Fund                                   6%
1099 Alakea Street, Suite 1100
Honolulu, HI  96812-4512

The Childrens Museum of Indianapolis                  Small Cap Fund                                   9%
PO Box 3000
Indianapolis, IN  46206-3000

National Financial Services Corp. (1)                 International Fund -                            17%
One World Financial Center                            Investor Shares
200 Liberty Street                                    Mid Cap Fund -                                  23%
New York, NY  10281-1003                              Investor Shares
                                                      Small Cap Value Fund                             9%

The Professional Golfers Association of America       Small Cap Fund                                   5%
PO Box 109601
Palm Beach Gardens, FL  33410-9601

The Harold and Arlene Schnitzer Care Foundation       Mid Cap Fund -                                   6%
4080 Southwest Macadan                                Institutional Shares
Portland, OR  97201-6407

Northern Trust Company                                Small Cap Value Fund                             5%
FBO Marshfield Clinic ERP
PO Box 92956
Chicago, IL  60675-2955

National Investor Services Corp.(1)                   Mid Cap Fund -                                   6%
55 Water Street, 32nd Floor                           Investor Shares
New York, NY 10041-3299

                                      B-30


                                                                                                PERCENTAGE OF
      NAME AND ADDRESS                                      FUND                         OUTSTANDING SHARES HELD
      ----------------                                      ----                         -----------------------
University of Georgia Foundation                      Small Cap Value Fund                             5%
824 South Milledge Avenue
Athens, GA 30602-1538

Maryland National Capital Park and Planning           Small Cap Value Fund                             7%
Commission
6611 Kenilworth Avenue, Suite 100
Riverdale, MD 20737-1332

Union Bank of California                              Small Cap Value Fund                             6%
FBO AGC-IUOE Local 701
PO Box 85484
San Diego, CA 92186-5484

Arnot Ogden Medical Center Pension                    Mid Cap Fund -                                   5%
PO Box 1522                                           Institutional Shares
Elmira, NY 14902-1522

FABCO                                                 Mid Cap Fund -                                   6%
FBO Rollins, Inc. Master Trust                        Institutional Shares
PO Box 105870 CTR 3144
Atlanta, GA 30348-5870

U.S. Bank NA, Custodian                               Mid Cap Fund -                                   5%
Sierra Health Foundation                              Institutional Shares
PO Box 64010
Saint Paul, MN 55164-0010

Vermont American Corp. Retirement Plan                Mid Cap Fund -                                   5%
Cleveland, OH 44101-4984                              Institutional Shares

Norwest Bank, MN N.A.                                 Mid Cap Fund -                                  10%
FBO Stoel Rives LLP                                   Institutional Shares
PO Box 1535
Minneapolis, MN 55480-1535

The Charlotte W. Newcombe Foundation                  Mid Cap Fund -                                   5%
35 Park Place                                         Institutional Shares
Princeton, NJ 08542-6918

Georgia Tech Foundation, Inc.                         Mid Cap Fund -                                   7%
177 North Avenue                                      Institutional Shares
Atlanta, GA 30332-0001


(1) Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES

         Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated March 27, 1995, (Small Cap Fund); December 27, 1995 (International Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); July 31, 1997 (Small Cap Value Fund) (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan Investment

Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California, and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328.

         In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan International Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually, and has undertaken to reimburse each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year.

         The advisory fees paid by Artisan Small Cap Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $1,763,380, $1,980,620 and $2,900,335, respectively. The investment advisory fees paid by Artisan International Fund for the fiscal years ended June 30, 2000, 1999 and 1998, were $27,952,915, $6,718,770 and $3,923,189, respectively. For the fiscal years ended June 30, 2000, 1999 and 1998, Artisan Mid Cap Fund paid investment advisory fees of $1,063,517, $229,384 and $93,853, respectively, of which $29,152 and $93,853 was waived or reimbursed by Artisan Partners in 1999 and 1998, respectively. The investment advisory fees paid by Artisan Small Cap Value Fund for the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, were $1,532,665, $511,680 and $252,397, respectively.
Advisory fee information for Mid Cap Value Fund is not available because the Fund has been in operation for less than one year. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

         Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

         The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

                                   DISTRIBUTOR

         Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

         Artisan Funds pays all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                             PORTFOLIO TRANSACTIONS

         Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

         With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.

         With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 2000, 1999 and 1998, Artisan Small Cap Fund paid brokerage commissions of $1,733,133, $1,811,405 and $1,866,349, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $701,949,105, $666,090,745, and $762,845,329, respectively. During fiscal years 2000, 1999, and 1998, Artisan International Fund paid brokerage commissions of $18,858,117, $4,343,103 and $2,893,523, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $8,086,392,185, $1,558,249,458 and $885,882,850, respectively.
During fiscal years ended June 30, 2000, 1999, and 1998, Artisan Mid Cap Fund paid brokerage commissions of $851,657, $175,709 and $72,800, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $628,119,525, $109,326,360 and $50,307,734, respectively. For the fiscal years ended June 30, 2000, 1999 and from its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid brokerage commissions of $580,258, $183,523 and $184,278, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $268,124,319, $78,952,777 and $70,354,053, respectively. Brokerage commission information is not available for the Mid Cap Value Fund because the fund has been in operation for less than one year.

                         PURCHASING AND REDEEMING SHARES

         Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference. In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are eligible for purchase by that Fund (consistent with the Fund's investment strategy, goal and philosophy) that have a value that is readily ascertainable in accordance with the Fund's valuation policies. Call Artisan Funds at 1-800-344-1770 if you are interested in purchasing Fund shares with other securities.

         Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

         In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

         Artisan Funds provides information to many of those intermediaries through a password-protected website - www.artisanfa.com, which is available
24 hours a day, 7 days each week. Through www.artisanfa.com, financial advisors and others who have been granted access to the site are able to view and download month-end data and statistics for each Fund, quarterly manager commentaries, various articles and transcripts, a calendar of events, and other information. Access to www.artisanfa.com is limited to financial advisors and other financial professionals. For more information, financial professionals may telephone 800.454.1770.

         Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on a Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE
is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day,
Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of a Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

         Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

         Because each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

         Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                           ADDITIONAL TAX INFORMATION

         Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Funds' shareholders.

         Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

         You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20% for individual taxpayers) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

         You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

         If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

         A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

           - You fail to furnish your properly certified social security or other tax identification number;

           - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

           - You fail to certify that you are a U.S. Person (including a U.S. resident alien);

           - The IRS informs the Fund that your tax identification number is incorrect.

         These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

         The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

         In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

         The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                          CUSTODIAN AND TRANSFER AGENT

         State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

         The financial statements and financial highlights of Artisan Funds appearing in the prospectus and this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports with respect thereto, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

ARTISAN
INTERNATIONAL FUND
(ARTIX)

Schedule of Investments - June 30, 2000

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON AND PREFERRED STOCKS - 95.4%

AUSTRALIA - 1.8%
(F1) Cable & Wireless Optus Limited -
          telecommunication services              16,150,200      $ 47,810,204
     Commonwealth Bank of Australia -
          diversified financial services           2,601,334        41,226,782
                                                                 -------------
                                                                    89,036,986

BRAZIL - 2.7%
(F1) Celular CRT Participacoes S.A. -
          telecommunication services             130,728,900        57,264,115
     Cia Riograndense Telecomunicacoes -
          Preferred - telecommunication services  93,584,900        31,653,335
     Tele Norte Leste Participacoes S.A.
          (ADR) - telecommunication services          36,240           856,177
     Tele Sudeste Celular Participacoes S.A.
          (ADR) - cellular telecommunication
          services                                    61,900         1,887,950
     Telecomunicacoes Brasileiras S.A. (ADR) -
          telecommunication services                 358,500        34,819,312
     Telecomunicacoes de Sao Paulo S.A. (ADR) -
          telecommunication services                 309,500         5,725,750
                                                                 -------------
                                                                   132,206,639

CANADA - 7.9%
(F1) AT&T Canada, Inc.(F2) -
          telecommunication services               3,924,400       130,241,025
     Clearnet Communications, Inc.(F2) -
          Class A - telecommunication services     1,961,500        54,462,274
(F1) Cognos, Inc.(F2) - computer software          1,147,400        47,473,675
     Corus Entertainment, Inc. -
          Class B - multimedia                     1,394,250        37,211,402
     Nortel Networks Corporation (ADR)(F2) -
          telecommunication equipment              1,188,300        81,101,475
     Open Text Corporation (ADR) -
          network software                           370,400         7,963,600
     Rogers Communications, Inc. -
          cable television                           985,300        27,927,929
                                                                 -------------
                                                                   386,381,380

FINLAND - 1.9%
     Helsingin Puhelin Oyj -
          telecommunication services                 273,200        26,760,558
     Nokia Corporation (ADR) -
          telecommunication equipment                891,200        44,504,300
     Sonera Corporation Oyj -
          telecommunication services                 502,500        22,907,440
                                                                 -------------
                                                                    94,172,298

FRANCE - 7.0%
     Bouygues S.A. - building and construction        35,733        23,880,017
     Club Mediterranee S.A. - recreational centers   572,207        77,518,021
     Equant N.V. - telecommunication services        673,200        27,353,496

                                       18
                                  ------------
                                    EIGHTEEN

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------

FRANCE (CONTINUED)
     Lagardere SCA - diversified operations          642,851     $  49,098,409
     Schneider Electric S.A. -
        electrical machinery                         788,389        54,945,298
     SPIR Communication (ADR) - publishing            92,325         6,928,018
     Suez-Lyonnaise des Eaux S.A. -
        building and construction                    422,450        74,007,971
     Unilog S.A. - information technology services   267,559        26,029,202
                                                                 -------------
                                                                   339,760,432

GERMANY - 4.1%
     Dresdner Bank AG - money center banks         1,211,050        49,831,786
     Endemann!! Internet AG - internet content       107,070         5,059,879
     KDG Investors L.P.(F3) - cable television     4,000,000         4,000,000
     ProSieben Media AG - television broadcaster     685,395        85,228,683
     Software AG - computer software & services      509,532        47,185,690
     United Internet AG -internet content             56,080         6,879,839
                                                                 -------------
                                                                   198,185,877
HONG KONG  - 2.8%
     China Mobile (Hong Kong) Limited -
        cellular telecommunication services       15,647,000       137,993,875

INDIA - 0.0%(F4)
     Videsh Sanchar Nigam Ltd. (GDR) -
        telecommunication services                    35,000           533,750

IRELAND - 0.8%
     Bank of Ireland - commercial bank             6,305,200        39,458,328

ITALY - 5.5%
     Autogrill SPA - restaurants                   3,134,050        33,421,521
     Autostrade Concessioni e Construzioni
        Autostrade SPA - transportation services   2,403,700        17,991,337
     Class Editori SPA - publishing                1,140,800        16,707,135
     Gucci Group NV(F2) - apparel manufacturer       564,600        53,495,850
     Ifil (Finanziaria di Partecipazioni) SPA -
        diversified operations                     3,452,850        28,679,005
     Olivetti SPA - telecommunication services    17,195,700        62,547,787
     Unicredito Italiano SPA - commercial bank    11,498,300        54,996,933
                                                                 -------------
                                                                   267,839,568


JAPAN - 16.6%
     Asatsu-DK Inc. - advertising agencies           684,700        28,070,733
     Banyu Pharmaceutical Co., Ltd. -
        pharmaceuticals                            1,965,600        48,072,496
     Canon, Inc. - office automation equipment
        & computer hardware                          622,000        30,951,983
     Daiwa Securities Group, Inc. -
        brokerage/investment banking               1,843,800        24,327,978
     Focus Systems Corporation - network software    417,300        16,832,798
     Fujitsu Limited - computer manufacturer/
        information technology services            2,473,800        85,564,736
     Future Systems Consulting Corporation -
        consulting services                              120         2,567,268
     NEC Corporation - electronic manufacturer/
        information technology services            2,310,300        72,506,473
     Nihon Unisys, Ltd. - computer integrated
        services/information technology services     978,700        19,785,228

                                       19
                                  ------------
                                    NINETEEN

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
JAPAN (CONTINUED)
     Nippon Telegraph & Telephone Corporation -
        integrated telephone services                  9,211      $122,402,436
     Nippon Television Network Corporation
        (Bonus Issue) - television broadcasting       15,850        10,337,119
     Nippon Television Network Corporation -
        television broadcasting                       25,970        16,888,272
     NTT DoCoMo, Inc. - cellular
        telecommunication services                       937        25,344,612
     Promise Co., Ltd. - consumer finance          1,188,200        93,842,103
     Takefuji Corporation - consumer finance         458,300        55,330,316
     Toho Co., Ltd. - motion pictures & services     173,400        29,514,199
     Tokyo Broadcasting System, Inc. -
        television broadcasting                    2,075,000        89,566,942
     Toyo Information Systems Co., Ltd. -
        information technology services              603,000        33,473,165
                                                                 -------------
                                                                   805,378,857

KOREA - 5.7%
     Cheil Communications, Inc. -
        advertising agencies                         293,600        38,311,965
     Korea Telecom Corporation - telecommunication
        services                                     374,500        32,982,130
     Korea Telecom Freetel - cellular
        telecommunication services                   913,842        60,894,114
     Samsung Electronics - semiconductors and
        telecommunication equipment                  319,700       105,799,688
     SK Telecom Co. Ltd. (ADR) - cellular
        telecommunication services                 1,097,600        39,856,600
                                                                 -------------
                                                                   277,844,497

LUXEMBOURG - 0.4%
     Audiofina - television                          146,623        18,897,440


MEXICO - 0.9%
     Grupo Iusacell S.A. de C.V. (ADR) -
        cellular telecommunication services          261,000         4,078,125
     Seguros Comercial America - Class B -
        multi-line insurance                         927,500         3,362,965
     Wal-Mart De Mexico - department stores       14,555,000        34,147,928
                                                                 -------------
                                                                    41,589,018

NETHERLANDS - 4.4%
     ASR Verzekeringsgroep N.V. -
        multi-line insurance                         278,000        14,411,585
     KPN N.V. - telecommunication services           546,814        24,457,741
     UnitedGlobalCom, Inc.(F2) - cable television  2,234,300       104,453,525
     VNU N.V. - publishing                           668,850        34,545,629
     Wolters Kluwer N.V. - publishing              1,333,600        35,521,959
                                                                 -------------
                                                                   213,390,439

NEW ZEALAND - 0.1%
(F1) Contact Energy Limited - electric utility     4,231,500         5,657,239

NORWAY - 0.1%
     P4 Radio Hele Norge ASA - radio stations      1,139,600         6,242,200

PORTUGAL - 0.4%
     Portugal Telecom S.A. -
        telecommunication services                 1,483,000        16,650,052

                                       20
                                  ------------
                                     TWENTY


---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
SINGAPORE - 1.7%
(F1) DBS Group Holdings Limited - money
        center banks                               4,388,707     $  56,415,342
(F1) Overseas Chinese Banking Corporation Ltd. -
        money center banks                         3,957,750        27,271,120
                                                                 -------------
                                                                    83,686,462

SPAIN - 3.3%
     Altadis, S.A. - tobacco                       3,402,988        52,273,740
     Banco Bilbao Vizcaya Argentaris, S.A. -
        money center bank                          2,766,952        41,341,200
     Banco Santander Central Hispano, S.A. -
        money center bank                          3,212,000        33,884,800
     Centros Comerciales Pryca, S.A. -
        retail hypermarkets                        2,060,740        29,491,166
     Promotora de Informaciones S.A.
        (Prisa) - multimedia                         114,200         2,649,351
                                                                 -------------
                                                                   159,640,257

SWEDEN - 1.4%
     Pharmacia Corporation(F2) - pharmaceuticals   1,211,870        62,638,531
     Utfors AB - telecommunication services          304,100         6,723,299
                                                                 -------------
                                                                    69,361,830

SWITZERLAND - 6.5%
(F1) ABB Limited - engineering services              719,454        86,111,318
     Charles Voegele Holding AG  - retail apparel    313,137        61,617,714
     Geberit International AG - building
        and construction products                     57,359        19,163,033
     Julius Baer Holding AG - Class B -
        commercial bank                               14,464        57,189,236
     UBS AG - money center banks                     640,450        93,831,637
                                                                 -------------
                                                                   317,912,938

UNITED KINGDOM - 19.4%
     Abbey National PLC - mortgage banks           7,646,200        91,398,755
     Alliance & Leicester PLC - mortgage banks     4,150,802        36,113,318
     Cable & Wireless PLC -
        telecommunication services                   784,700        13,274,342
     Carlton Communications PLC - television
        broadcaster                                4,059,600        52,211,925
     Compass Group PLC - food catering             3,268,600        43,052,471
     Diageo PLC - food and beverage producer       6,984,700        62,671,485
(F1) Global TeleSystems, Inc.(F2) -
        telecommunication services                 5,312,360        64,080,343
     Granada Group PLC - television broadcaster   10,575,100       105,607,789
     Kingfisher PLC - retail department store      6,607,711        60,138,724
     Lloyds TSB Group PLC - money center bank     14,299,623       135,013,349
     Northern Rock PLC - mortgage bank             4,210,344        21,660,278
     NTL Incorporated(F2) - cable television       1,041,400        62,353,825
     Reckitt Benckiser PLC - household products    3,062,100        34,286,142
     Royal & Sun Alliance Insurance Group PLC -
        multi-line insurance                       5,840,695        37,515,415
     Saatchi & Saatchi PLC - advertising/
        media services                            10,091,100        64,944,484
     Schroders PLC - international merchant
        banking group                              1,098,000        19,737,235
     TI Group PLC - diversified manufacturing
        operations                                   799,340         4,354,132
     Vodafone AirTouch PLC - cellular
        telecommunication services                 9,214,953        37,228,190
                                                                 -------------
                                                                   945,642,202

                                                                 -------------
     TOTAL COMMON AND PREFERRED STOCKS (Cost $4,158,898,708)     4,647,462,564


                                       21
                                  ------------
                                   TWENTY-ONE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                    PAR               MARKET
                                                   AMOUNT             VALUE
                                                  --------           --------
SHORT TERM INVESTMENTS - 5.8%
     Repurchase agreement with State Street
     Bank and Trust Company, 5.25%, dated
     6/30/00, due 7/3/00, maturity value
     $281,155,952, collateralized by $153,013,106
     market value U.S. Treasury Bond,
     10.625%, due 8/15/2015 and $133,657,650
     market value U.S. Treasury Bond, 8.875%,
     due 2/15/2019 (Cost $281,033,000)          $281,033,000      $281,033,000
                                                                 -------------

TOTAL INVESTMENTS - 101.2% (Cost $4,439,931,708)                 4,928,495,564

OTHER ASSETS LESS LIABILITIES - (1.2)%                            (57,519,486)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(F5)                                   $4,870,976,078
                                                                ==============


(F1) Non-income producing security.
(F2) Principally traded in the United States.
(F3) Private Investment Partnership which is restricted as to resale. Valued at cost which approximates market. Acquired March 6, 2000 for $4,000,000. As of June 30, 2000, the Fund is obligated to meet additional capital contributions in the amount of $6,000,000.
(F4) Represents less than 0.1% of total net assets.
(F5) Percentages for the various classifications relate to total net assets.

(ADR) American Depository Receipt
(GDR) Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       22
                                  ------------
                                   TWENTY-TWO

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - June 30, 2000

                                                MARKET VALUE        PERCENTAGE
                                                ------------       ------------

     Consumer Cyclical                        $1,110,982,022             22.8%
     Consumer Non-Cyclical                       295,982,827              6.1%
     Diversified                                 183,385,204              3.8%
     Financial                                 1,028,160,463             21.1%
     Industrial                                  458,759,266              9.4%
     Technology                                  313,140,409              6.4%
     Telecommunications
        (Equipment and Services)                 802,289,579             16.5%
        Utilities                                454,762,794              9.3%
                                             ---------------      ------------
     TOTAL COMMON AND PREFERRED STOCKS         4,647,462,564             95.4%
     Total short-term investments                281,033,000              5.8%
                                             ---------------      ------------
     TOTAL INVESTMENTS                         4,928,495,564            101.2%
     OTHER ASSETS LESS LIABILITIES              (57,519,486)            (1.2%)
                                             ---------------      ------------
     TOTAL NET ASSETS                        $ 4,870,976,078            100.0%
                                             ===============      ============

    The accompanying notes are an integral part of the financial statements.

                                       23
                                  ------------
                                  TWENTY-THREE

ARTISAN
MID CAP FUND
(ARTMX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 95.1%

BASIC MATERIALS - 3.7%
     CHEMICAL MANUFACTURING - 1.2%
        Minerals Technologies, Inc. - synthetic
        and specialty mineral products                60,700      $  2,792,200

CONTAINERS & PACKAGING - 2.5%
(F1) Sealed-Air Corporation -
        specialty packaging                           72,800         3,812,900
(F1) Smurfit Stone Container Corporation -
        packaging products                           134,200         1,727,825
                                                                  ------------
                                                                     5,540,725
CAPITAL GOODS - 9.3%
     MISCELLANEOUS CAPITAL GOODS - 7.8%
     American Power Conversion Corporation -
        uninterruptible power supplies               121,300         4,950,556
(F1) Capstone Turbine Corporation - electric
        and heat generator manufacturer                9,300           419,081
(F1) Mettler-Toledo International, Inc. -
        precision weighing instruments               114,000         4,560,000
(F1) SPX Corporation - diversified industrial
        and electrical products and services          36,000         4,353,750
(F1) Zebra Technologies Corporation - thermal
        bar code printer manufacturer                 73,900         3,274,694
                                                                  ------------
                                                                    17,558,081

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.5%
(F1) Varian, Inc. - scientific instruments
        and equipment                                 74,000         3,413,250

CONSUMER CYCLICAL - 3.2%
     APPLIANCE & TOOL - 1.1%
        Danaher Corporation - industrial tools
        and process/environmental controls            46,900         2,318,619

     AUDIO & VIDEO EQUIPMENT - 1.1%
        Harman International Industries, Inc. -
        high fidelity audio product manufacturer      41,600         2,537,600

     AUTO & TRUCK PARTS - 1.0%
(F1) Lear Corporation - independent
        automotive supplier                          114,600         2,292,000

CONSUMER NON-CYCLICAL - 2.4%
     OFFICE SUPPLIES - 2.4%
(F1) United Stationers, Inc. - business
        products wholesaler                          169,500         5,487,563

                                       24
                                  ------------
                                  TWENTY-FOUR

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
ENERGY - 7.2%
     OIL & GAS OPERATIONS - 3.4%
     Devon Energy Corporation - natural
        gas and exploration company                   55,800      $  3,135,262
     Dynegy, Inc. - independent power
        producer and energy marketer                  65,000         4,440,313
                                                                  ------------
                                                                     7,575,575

     OIL WELL SERVICES & EQUIPMENT - 3.8%
(F1) Nabors Industries, Inc. - contract land
        drilling services                            112,500         4,675,781
     Weatherford International, Inc. - diversified
        energy services                              101,000         4,021,063
                                                                  ------------
                                                                     8,696,844
FINANCIAL - 8.3%
     INSURANCE (ACCIDENT & HEALTH) - 1.8%
(F1) Wellpoint Health Networks, Inc. -
        managed healthcare company                    56,800         4,114,450

     INSURANCE (LIFE) - 2.3%
     Lincoln National Corporation - insurance
        and investment management                     31,200         1,127,100
     ReliaStar Financial Corporation - insurance
        and annuity provider                          79,200         4,153,050
                                                                  ------------
                                                                     5,280,150

     INSURANCE (PROPERTY & CASUALTY) - 1.4%
     ACE Limited - insurance and
        reinsurance products                         110,000         3,080,000

     INVESTMENT SERVICES - 1.5%
     Neuberger Berman, Inc. -
        investment management                         73,800         3,431,700

     S&LS/SAVINGS BANKS - 1.3%
     Charter One Financial, Inc. -
        savings and loan                             121,445         2,793,235

HEALTHCARE - 6.8%
     BIOTECHNOLOGY & DRUGS - 6.8%
(F1) Affymetrix, Inc. - DNA chip technology           16,300         2,691,537
(F1) ALZA Corporation - research based
        pharmaceutical company                        56,800         3,358,300
     Pe Corporation-Celera Genomics Group -
        genomic information for biological p
        rocesses                                      19,500         1,823,250
(F1) Pharmacopeia, Inc. - drug discovery and
        chemical development products                 44,000         2,040,500
(F1) Watson Pharmaceuticals, Inc. -
        development of branded and off-patent
        pharmaceutical products                       99,000         5,321,250
                                                                  ------------
                                                                    15,234,837

REAL ESTATE INVESTMENT TRUSTS - 0.1%
     HealthCare Financial Partners REIT, Inc.,
        144A - healthcare-related
        real estate investments                        9,160           137,400

SERVICES - 5.1%
     BROADCASTING & CABLE TV - 2.0%
(F1) Adelphia Communications Corporation -
        cable television operator                     96,022         4,501,031

     BUSINESS SERVICES - 1.8%
     Manpower, Inc. - U.S. and European
        temporary staffing firm                      124,700         3,990,400

     RETAIL (TECHNOLOGY) - 1.3%
        InterTAN, Inc. - electronics retailer        253,400         2,977,450

                                       25
                                  ------------
                                  TWENTY-FIVE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TECHNOLOGY - 30.8%
     COMPUTER HARDWARE - 2.5%
(F1) Handspring, Inc. - expandable handheld
        computer manufacturer                         43,500      $  1,174,500
(F1) MIPS Technologies, Inc. -  Class A -
        designer of high-performance processors       30,800         1,309,000
(F1) MIPS Technologies, Inc. -  Class B -
        designer of high-performance processors       80,200         3,087,700
                                                                  ------------
                                                                     5,571,200

     COMPUTER SERVICES - 7.1%
     Exodus Communications, Inc. - web hosting
        services                                      87,200         4,016,650
(F1) Fiserv, Inc. - administrative processing
        for financial institutions                    86,200         3,728,150
(F1) Freemarkets, Inc. - online marketplace
        for industrial parts, commodities
        and services                                  22,800         1,081,575
(F1) SunGard Data Systems, Inc. - recordkeeping
        software and systems for investment
        management                                   228,000         7,068,000
                                                                  ------------
                                                                    15,894,375

     ELECTRONIC INSTRUMENTS & CONTROLS - 7.7%
(F1) Advanced Energy Industries, Inc. - developer
        of power conversion and control systems       65,000         3,830,937
     Sanmina Corporation - integrated electronic
        manufacturing services                        54,600         4,668,300
     Tektronix, Inc. - electronic measurement and
        video-conferencing products                   60,900         4,506,600
(F1) Viasystems Group, Inc. - electronic
        manufacturing services                       263,900         4,271,881
                                                                  ------------
                                                                    17,277,718

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 2.4%
(F1) Veeco Instruments, Inc. - metrology
        and process equipment manufacturer            74,000         5,420,500

     SEMICONDUCTORS - 7.3%
(F1) Integrated Device Technology, Inc. -
        semiconductor designer/manufacturer          112,800         6,753,900
(F1) National Semiconductor Corporation -
        semiconductor designer/manufacturer          127,600         7,241,300
     SDL, Inc. - optical components manufacturer       8,900         2,538,169
                                                                  ------------
                                                                    16,533,369

     SOFTWARE & PROGRAMMING - 3.8%
     Allaire Corporation - internet software
        tools and applications                        78,200         2,873,850
(F1) Cadence Design Systems, Inc. - electronic
        design automation provider                   119,300         2,430,737
(F1) Retek, Inc. - web-based software for the
        retail industry                              101,400         3,244,800
                                                                  ------------
                                                                     8,549,387
TELECOMMUNICATIONS - 10.7%
     COMMUNICATIONS EQUIPMENT - 2.9%
(F1) Polycom, Inc. - audio and videoconferencing
        equipment                                     42,800         4,027,213
     Powerwave Technologies, Inc. - power
        amplifiers for wireless communications        55,900         2,459,600
                                                                  ------------
                                                                     6,486,813
     COMMUNICATION SERVICES - 7.8%
(F1) Citizens Communications Company - rural
        telecommunication services                   330,900         5,708,025
     Nextlink Communications, Inc. -
        telecommunication services                    43,400         1,646,488
(F1) Voicestream Wireless Corporation -
        telecommunication services                    54,600         6,349,809
(F1) Western Wireless Corporation -
        telecommunication services                    69,600         3,793,200
                                                                  ------------
                                                                    17,497,522

                                       26
                                  ------------
                                   TWENTY-SIX

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
UTILITIES - 7.5%
     ELECTRIC UTILITIES - 2.8%
     Calpine Corporation - power
        generation facilities                         42,600      $  2,800,950
(F1) NRG Energy, Inc. - power generation
        facilities                                   198,300         3,618,975
                                                                  ------------
                                                                     6,419,925

     NATURAL GAS UTILITIES - 4.7%
     Keyspan Corporation - energy services            95,000         2,921,250
     Kinder Morgan, Inc. - energy services           220,000         7,603,750
                                                                  ------------
                                                                    10,525,000

                                                                  ------------
TOTAL COMMON STOCKS (Cost $169,901,522)                            213,928,919

WARRANTS - 0.0%
     HealthCare Financial Partners REIT,
        expires 4/28/01 - (Cost $0)                    3,664                 -

                                                      Par
                                                     Amount
                                                  ------------
SHORT TERM INVESTMENTS - 5.3%
     Repurchase Agreement with State Street Bank
        and Trust Company, 5.25%, dated 6/30/00,
        due 7/3/00, maturity value $11,906,207,
        collateralized by $12,141,806 market
        value U.S. Treasury Bond, 10.625%,
        due 8/15/2015, (Cost $11,901,000)        $11,901,000        11,901,000
                                                                  ------------

TOTAL INVESTMENTS - 100.4% (Cost $181,802,522)                     225,829,919

OTHER ASSETS LESS LIABILITIES - (0.4)%                               (851,044)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(F2)                                     $224,978,875
                                                                  ============

(F1) Non-income producing securities.
(F2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       27
                                  ------------
                                  TWENTY-SEVEN

ARTISAN
SMALL CAP FUND
(ARTSX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 97.5%

BASIC MATERIALS - 1.1%
     CONTAINERS & PACKAGING - 1.1%
     AptarGroup, Inc. - pumps, valves and
        closures for consumer packaging               75,600      $  2,041,200

CAPITAL GOODS - 1.5%
     AEROSPACE & DEFENSE - 1.5%
(F1) Alliant Techsystems, Inc. - defense
        electronics systems                           42,300         2,852,606

CONSUMER NON-CYCLICAL - 3.6%
     CROPS - 1.4%
     Delta & Pine Land Company - cotton and
        soybean seed producer                        103,500         2,593,969

     OFFICE SUPPLIES - 0.9%
(F1) Daisytek International Corporation - office
        products supply distributor                  171,100         1,614,756

     PERSONAL & HOUSEHOLD PRODUCTS - 1.3%
(F1) Playtex Products, Inc. - personal
        care products                                222,500         2,517,031

ENERGY - 6.8%
     OIL & GAS OPERATIONS - 3.2%
(F1) Chieftain International, Inc. - oil
        and gas exploration and production           117,600         2,241,750
(F1) Newfield Exploration Company - oil and
        gas exploration and production                36,300         1,420,237
     Pogo Producing Company - oil and gas
        exploration and production                   103,030         2,279,539
                                                                  ------------
                                                                     5,941,526

     OIL WELL SERVICES & EQUIPMENT - 3.6%
(F1) Newpark Resources, Inc. - oil and gas
        environmental management                     230,000         2,170,625
        and construction services
(F1) Pride International, Inc. - oil and
        gas contract drilling services               100,300         2,482,425
(F1) Varco International, Inc. - oil and gas
        technical services                            89,500         2,080,875
                                                                  ------------
                                                                     6,733,925

FINANCIAL -  6.3%
     INSURANCE (LIFE) - 3.5%
     Reinsurance Group of America, Inc. -
        life reinsurance writer                       87,400         2,632,925
     StanCorp Financial Group, Inc. - group
        disability and life insurance                117,900         3,787,538
                                                                  ------------
                                                                     6,420,463

     REGIONAL BANKS - 2.8%
     Community First Bankshares, Inc. -
        North Dakota-based bank holding company      132,600         2,163,037
(F1) Silicon Valley Bancshares - Silicon
        Valley-based bank holding company             43,300         1,845,662
     Sterling Bancshares, Inc. - Houston-based
        bank holding company                         108,300         1,170,994
                                                                  ------------
                                                                     5,179,693

                                       28
                                  ------------
                                  TWENTY-EIGHT

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
HEALTHCARE - 9.4%
     BIOTECHNOLOGY & DRUGS - 8.5%
(F1) Barr Laboratories, Inc. - pharmaceutical
        developer and manufacturer                    92,250      $  4,133,953
(F1) Caremark Rx, Inc. - pharmacy benefit
        services                                     406,300         2,767,919
     Dexter Corporation - specialty chemicals         28,092         1,348,416
(F1) Invitrogen Corporation - research tools
        for biotechnology industry                    27,200         2,045,525
(F1) Medicis Pharmaceutical Corporation -
        specialty pharmaceuticals for
        dermatology                                   55,400         3,157,800
(F1) Pharmaceutical Product Development, Inc. -
        product development services for the
        pharmaceutical industry                      111,300         2,337,300
                                                                  ------------
                                                                    15,790,913

     MEDICAL EQUIPMENT & SUPPLIES - 0.9%
(F1) SonoSite, Inc. - handheld
        ultrasonic imaging devices                    56,500         1,627,906

REAL ESTATE INVESTMENT TRUSTS - 1.6%
     HealthCare Financial Partners REIT, Inc.,
        144A - healthcare-related real
        estate investments                           199,320         2,989,800

SERVICES - 23.4%
     BROADCASTING & CABLE TV - 1.5%
(F1) Spanish Broadcasting System, Inc. -
        Spanish language radio broadcaster           135,000         2,775,938

     BUSINESS SERVICES - 7.7%
(F1) Bell & Howell Company - imaging and
        information services and systems             110,900         2,689,325
(F1) ChoicePoint, Inc. - risk management services
        to the insurance industry                     59,400         2,643,300
(F1) F.Y.I., Inc. - document management services      90,100         3,035,244
(F1) Modis Professional Services, Inc. -
        information technology services              323,990         2,875,411
(F1) NCO Group, Inc. - accounts receivable
        management                                   127,600         2,950,750
                                                                  ------------
                                                                    14,194,030

     PRINTING & PUBLISHING - 2.9%
(F1) Martha Stewart Living Omnimedia, Inc. -
        lifestyle publisher and merchandiser         140,160         3,083,520
     Penton Media, Inc. - trade publications
        and trade shows                               63,300         2,215,500
                                                                  ------------
                                                                     5,299,020
     RECREATIONAL ACTIVITIES - 1.4%
(F1) Steiner Leisure Limited - spa service provider  115,209         2,606,604

     RESTAURANTS - 1.5%
     Morrison Management Specialists, Inc. -
        food service to healthcare institutions       98,880         2,787,180

     RETAIL (APPAREL) - 1.6%
(F1) Men's Wearhouse, Inc. - mens fashion retailer   133,800         2,985,412

     RETAIL (DRUGS) - 1.4%
(F1) Duane Reade, Inc. - retail drugstore operator   104,000         2,678,000

     RETAIL (SPECIALTY) - 2.6%
     Haverty Furniture Companies, Inc. - home
        furnishings retailer                         205,400         1,745,900
(F1) ShopKo Stores, Inc. - discount
        department stores                            198,830         3,057,011
                                                                  ------------
                                                                     4,802,911

                                       29
                                  ------------
                                  TWENTY-NINE

SCHEDULE OF INVESTMENTS
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
SERVICES (CONTINUED)
     RETAIL (TECHNOLOGY) - 1.7%
(F1) InterTAN, Inc. - consumer electronics
        retailer                                     272,950      $  3,207,163

     SCHOOLS - 0.8%
(F1) Career Education Corporation - for-profit
        post-secondary education provider             28,800         1,396,800

     SECURITY SYSTEMS & SERVICES - 0.3%
(F1) Interlogix, Inc. - security, fire protection
        and access control systems                    43,510           598,262

TECHNOLOGY - 27.5%
     COMPUTER NETWORKS - 1.4%
(F1) Globix Corporation - high-end
        Internet-solutions provider                   85,300         2,500,356

     COMPUTER PERIPHERALS - 1.9%
(F1) Apex, Inc. - switching systems for
        client/server computing                       80,800         3,535,000

     COMPUTER SERVICES - 3.2%
(F1) iGate Capital Corporation - information
        technology services                          177,500         2,440,625
(F1) Technology Solutions Company - information
        technology services                          553,844         3,426,910
                                                                  ------------
                                                                     5,867,535

     ELECTRONIC INSTRUMENTS & CONTROLS - 3.8%
(F1) Littelfuse, Inc. - circuit protection devices    56,100         2,748,900
(F1) Manufacturers Services Limited -
        contract manufacturing for the
        electronics industry                          45,000           925,313
(F1) Rayovac Corporation - battery manufacturer      153,600         3,436,800
                                                                  ------------
                                                                     7,111,013

     SCIENTIFIC & TECHNICAL INSTRUMENTS - 1.8%
(F1) Veeco Instruments, Inc. - metrology and
        process equipment manufacturer                45,800         3,354,850

     SEMICONDUCTORS - 4.5%
(F1) Actel Corporation - programmable logic
        devices for semiconductor manufacturing       60,800         2,774,000
(F1) Galileo Technology Limited - digital
        semiconductor devices                        139,635         3,002,152
(F1) Photronics, Inc. - semiconductor photomasks      89,700         2,545,237
                                                                  ------------
                                                                     8,321,389

     SOFTWARE & PROGRAMMING - 10.9%
(F1) Aspect Communications Corporation - customer
        interaction software                          65,500         2,574,969
(F1) AVT Corporation - computer-telephony solutions  186,600         1,376,175
(F1) Clarus Corporation - web-based procurement
        software                                      69,800         2,713,475
(F1) Peregrine Systems, Inc. - organizational
        infrastructure software                       82,750         2,870,391
(F1) Progress Software Corporation - software
        application development tools                184,500         3,309,469
(F1) Structural Dynamics Research Corporation -
        design automation software                   209,200         3,151,075
(F1) Systems & Computer Technology - information
        technology outsourcing                       172,820         3,456,400
(F1) Visual Networks, Inc. - network
        management solutions                          29,400           773,345
                                                                  ------------
                                                                    20,225,299

                                       30
                                     ------
                                     THIRTY

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TELECOMMUNICATIONS - 12.6%
     COMMUNICATION EQUIPMENT - 7.7%
(F1) Com21, Inc. - cable broadband access products   122,300      $  3,057,500
(F1) Paradyne Networks, Inc. - network
        access products                               93,180         3,034,174
(F1) PC-Tel, Inc. - software-based
        connectivity solutions                        79,800         3,032,400
(F1) Spectrian Corporation - wireless
        communications infrastructure equipment      125,000         2,078,125
(F1) Tekelec - data network switching and
        diagnostic systems                            65,340         3,148,571
                                                                  ------------
                                                                    14,350,770

     COMMUNICATION SERVICES - 4.9%
(F1) Alamosa PCS Holdings, Inc. - Sprint-branded
        wireless communications services provider     60,300         1,258,762
(F1) Clearnet Communications, Inc. - wireless
        communications services provider              86,250         2,394,785
(F1) Commonwealth Telephone Enterprises, Inc. -
        independent local phone company               42,600         2,004,863
(F1) Motient Corporation - wireless communications
        services provider                            214,100         3,358,694
                                                                  ------------
                                                                     9,017,104
TRANSPORTATION - 1.9%
     AIRLINE - 0.5%
(F1) Atlantic Coast Airlines Holdings, Inc. -
        regional airline service                      29,300           930,275

     TRUCKING - 1.4%
     Werner Enterprises, Inc. - nationwide
        truckload carrier                            220,140         2,545,369

UTILITIES - 1.8%
     NATURAL GAS UTILITIES - 1.8%
     Energen Corporation - natural gas distributor   156,600         3,415,838

                                                                  ------------
TOTAL COMMON STOCKS (Cost $159,072,469)                            180,809,906

WARRANTS - 0.0%
     HealthCare Financial Partners REIT,
        expires 4/28/01 (Cost $0)                     79,728                 -

                                                      Par
                                                    Amount
                                                 ------------
SHORT TERM INVESTMENTS - 3.3%
     Repurchase agreement with State Street Bank
        and Trust Company, 5.25%, dated 6/30/00,
        due 7/3/00, maturity value $6,147,688,
        collateralized by $6,269,331 market
        value U.S. Treasury Bond, 8.875%, due
        2/15/19 (Cost $6,145,000)                 $6,145,000         6,145,000
                                                                  ------------

TOTAL INVESTMENTS - 100.8% (Cost $165,217,469)                     186,954,906

OTHER ASSETS LESS LIABILITIES - (0.8%)                             (1,562,164)
                                                                  ------------

TOTAL NET ASSETS - 100.0%(F2)                                     $185,392,742
                                                                  ============

(F1) Non-income producing securities.
(F2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       31
                                   ----------
                                   THIRTY-ONE

ARTISAN
SMALL CAP VALUE FUND
(ARTVX)

Schedule of Investments - June 30, 2000
                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
COMMON STOCKS - 94.7%

BASIC MATERIALS - 16.8%
     CHEMICAL MANUFACTURING - 1.7%
(F1) American Pacific Corporation - specialty
        chemicals for aerospace and defense          193,100      $  1,086,187
(F1) CFC International, Inc. - specialty
        chemical coatings                            100,100           775,775
     Minerals Technologies, Inc. -
        synthetic & specialty mineral products        57,100         2,626,600
                                                                  ------------
                                                                     4,488,562

     CONTAINERS & PACKAGING - 1.4%
     Greif Brothers Corporation - Class A -
        shipping containers and packaging
        manufacturer                                 114,700         3,527,025

     FABRICATED PLASTIC & RUBBER - 2.4%
     Carlisle Companies, Inc. - diversified
        manufacturer of durable products             137,700         6,196,500

     IRON & STEEL - 3.4%
     AK Steel Holding Corporation - flat
        rolled carbon steel manufacturer             325,300         2,602,400
     Intermet Corporation - iron and
        aluminum castings                            302,300         2,078,312
     Roanoke Electronic Steel Corporation -
        fabricated steel products                    149,800         1,872,500
     Schnitzer Steel Industries, Inc. - Class A -
        steel scrap processor and
        minimill operation                           153,700         2,439,987
                                                                  ------------
                                                                     8,993,199

     METAL MINING - 2.2%
     Cleveland-Cliffs, Inc. - iron ore supplier      222,300         5,738,119

     MISCELLANEOUS FABRICATED PRODUCTS - 5.7%
(F1) Barnett, Inc. - distributor of plumbing,
        electrical and hardware products             305,500         3,131,375
     Kaydon Corporation - custom-engineered
        industrial products                          213,400         4,481,400
(F1) L.B. Foster Company - Class A - rail and
        construction supplies manufacturer           189,700           604,669
(F1) Mueller Industries, Inc. - plumbing
        products manufacturer                        240,700         6,739,600
                                                                  ------------
                                                                    14,957,044

CAPITAL GOODS - 15.6%
     AEROSPACE & DEFENSE - 1.0%
     Primex Technologies, Inc. -
        ordnance & aerospace contractor
        and manufacturer                             122,700         2,699,400
     CONSTRUCTION (SUPPLIES & FIXTURES) - 0.4%
     Insteel Industries, Inc. - steel wire
        products manufacturer                        159,800           988,762


                                       32
                                   ----------
                                   THIRTY-TWO

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
CAPITAL GOODS (CONTINUED)
     CONSTRUCTION (RAW MATERIALS) - 1.2%
     Centex Construction Products, Inc. - cement
        and gypsum wallboard manufacturer            139,400      $  3,162,637

     CONSTRUCTION SERVICES - 4.5%
(F1) EMCOR Group, Inc. - mechanical and
        electrical contractor                        270,500         6,272,219
(F1) Jacobs Engineering Group, Inc. - engineering
        and construction                             171,900         5,618,981
                                                                  ------------
                                                                    11,891,200

     MISCELLANEOUS CAPITAL GOODS - 7.2%
     Briggs & Stratton Corporation - manufacturer
        of air-cooled gasoline engines               108,700         3,722,975
     Franklin Electric Company - electric
        motor manufacturer                            21,200         1,436,300
     Lincoln Electric Holdings, Inc. -
        welding products                             268,600         3,827,550
     Regal-Beloit Corporation - electrical
        equipment manufacturer                       302,500         4,858,906
     Smith Investment Company - multi-industry
        holding company                               16,000           720,000
     Tecumseh Products Company - pump, compressor
        and engine component manufacturer             48,300         1,844,456
     Thomas Industries, Inc. - compressor
        and vacuum pump manufacturer                 109,800         1,942,087
     Twin Disc, Inc. - heavy-duty power
        transmission equipment manufacturer           25,500           435,094
                                                                  ------------
                                                                    18,787,368

     MOBILE HOMES & RVS - 1.3%
(F1) Champion Enterprises, Inc. - manufactured
        housing                                      226,400         1,103,700
     Fleetwood Enterprises, Inc. - manufactured
        housing and recreational vehicle
        manufacturer                                 151,500         2,158,875
                                                                  ------------
                                                                     3,262,575
CONSUMER CYCLICAL - 14.9%
     APPAREL/ACCESSORIES - 2.9%
     Guilford Mills, Inc. - knit textile
        fabrics producer                             307,900         1,308,575
     Kellwood Company - apparel & soft goods
        manufacturer                                 186,000         3,929,250
     Velcro Industries, N.V. - manufacturer of
        Velcro brand fasteners                       210,000         2,310,000
                                                                  ------------
                                                                     7,547,825

     AUTO & TRUCK PARTS - 7.4%
     BorgWarner, Inc. - engineered automotive
        systems and components                       147,600         5,184,450
     CLARCOR, Inc. - filtration products             273,800         5,441,775
     Modine Manufacturing Co. - heat exchangers
        and systems manufacturer                     233,600         6,307,200
     Superior Industries International, Inc. -
        designer & manufacturer of motor
        vehicle parts                                 94,900         2,443,675
                                                                  ------------
                                                                    19,377,100
     FOOTWEAR - 1.9%
     Justin Industries, Inc. - western wear and
        building products                            196,000         4,287,500
(F1) R.G. Barry Corporation - specialized comfort
        footwear manufacturer                        198,500           769,187
                                                                  ------------
                                                                     5,056,687

     FURNITURE & FIXTURES - 1.3%
     Chromcraft Revington, Inc. - manufacturer
        of residential and commercial furniture       39,000           453,375
     Kimball International, Inc. - diversified
        furniture manufacturer                       189,600         2,796,600
                                                                  ------------
                                                                     3,249,975

     RECREATIONAL PRODUCTS - 1.4%
     Arctic Cat, Inc. - snowmobile and all-terrain
        vehicle manufacturer                         308,500         3,663,438
                                       33
                                  ------------
                                  THIRTY-THREE

SCHEDULE OF INVESTMENTS---------------------------------------------------------

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
CONSUMER NON-CYCLICAL - 0.8%
     FOOD PROCESSING - 0.5%
(F1) Ralcorp Holdings, Inc. - manufacturer
        of private label food products                99,300      $  1,216,425

     TOBACCO - 0.3%
(F1) M&F Worldwide Corporation -
        flavorings producer                          146,700           825,188

ENERGY - 10.4%
     OIL & GAS OPERATIONS - 10.4%
(F1) Barrett Resources Corporation -
        oil and natural gas exploration/production   110,900         3,375,519
     Cabot Oil & Gas Corporation - Class A -
        natural gas exploration/production           217,900         4,616,756
(F1) Forest Oil Corporation - oil and natural gas
        exploration/production                       339,217         5,406,271
(F1) Nuevo Energy Company - oil and natural gas
        exploration/production                       139,200         2,627,400
(F1) Prima Energy Corporation - oil and natural
        gas exploration/production                    36,750         1,966,125
(F1) Pure Resources, Inc. - oil and natural gas
        exploration/production                        75,789         1,354,728
(F1) Santa Fe Snyder - oil and natural gas
        exploration/production                       317,800         3,614,975
(F1) Tom Brown, Inc. - oil and natural
        gas exploration                              189,800         4,377,263
                                                                  ------------
                                                                    27,339,037

FINANCIAL - 19.5%
     CONSUMER FINANCIAL SERVICES - 2.5%
     White Mountains Insurance Group, Ltd. -
        insurance and mortgage banking                41,100         6,576,000

     INSURANCE (LIFE) - 2.5%
     Annuity and Life RE (Holdings), Ltd. -
        life and annuity reinsurance                 176,200         4,316,900
     Scottish Annuity & Life Holdings, Ltd. -
        life and annuity reinsurance                 278,300         2,330,763
                                                                  ------------
                                                                     6,647,663

     INSURANCE (MISCELLANEOUS) - 2.3%
     Hilb, Rogal & Hamilton Company -
        insurance broker                             175,800         6,098,063

     INSURANCE (PROPERTY & CASUALTY) - 7.1%
(F1) Acceptance Insurance Companies -
        crop insurance                               124,200           621,000
(F1) Arch Capital Group, Ltd. - reinsurance
        products and services                        166,100         2,481,119
     First American Financial Corporation -
        property title insurer                       192,100         2,749,431
     IPC Holdings, Ltd. - catastrophe reinsurer      188,900         2,644,600
(F1) Markel Corporation - specialty
        insurance products and services               19,600         2,775,850
(F1) PICO Holdings, Inc. - property and
        casualty insurance                           176,400         2,480,625
(F1) Stewart Information Services Corporation -
        property title insurer                       329,900         4,824,788
                                                                  ------------
                                                                    18,577,413

     INVESTMENT SERVICES - 2.0%
     John Nuveen Company - investment
     management services                             124,900         5,237,994

     MISCELLANEOUS FINANCIAL SERVICES - 1.0%
     Capital Southwest Corporation -
        closed-end venture capital
        investment company                            40,600         2,476,600

     S&LS/SAVINGS BANKS - 2.1%
     John Hancock Bank & Thrift Opportunity Fund -
        closed-end investment company                741,500         4,958,781
     The Somerset Group, Inc. - investment services   18,700           409,063
                                                                  ------------
                                                                     5,367,844

                                       34
                                  -----------
                                  THIRTY-FOUR

---------------------------------------------------------SCHEDULE OF INVESTMENTS

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
HEALTHCARE - 1.7%
     HEALTHCARE FACILITIES - 1.7%
(F1) America Service Group, Inc. - managed
        healthcare services                           90,100      $  1,847,050
(F1) Manor Care, Inc. - healthcare service provider  179,000         1,253,000
(F1) National Dentex Corporation - dental
        laboratory operator                           82,900         1,398,938
                                                                  ------------
                                                                     4,498,988
REAL ESTATE INVESTMENT TRUSTS - 0.6%
     Asset Investors Corporation - manufactured
        housing communities                           87,500         1,033,594
     Healthcare Financial Partners REIT, Inc.,
        144A - healthcare-related real estate
        investments                                   31,405           471,075
                                                                  ------------
                                                                     1,504,669

SERVICES - 8.2%
     ADVERTISING - 4.2%
(F1) ADVO, Inc. - direct mail marketing services     165,300         6,942,600
     Grey Advertising, Inc. - advertising agency       8,021         4,042,584
                                                                  ------------
                                                                    10,985,184

     BUSINESS SERVICES - 1.3%
(F1) Craig Corporation - Class A Preference -
        movie theatres owner/operator                 81,200           309,575
        Midas, Inc. - automotive repair services     151,900         3,038,000
                                                                  ------------
                                                                     3,347,575
     PRINTING & PUBLISHING - 0.6%
     Courier Corporation - book manufacturer          59,200         1,672,400

     RETAIL (APPAREL) - 1.9%
(F1) Footstar, Inc. - athletic and casual
        footwear retailer                            111,700         3,714,025
(F1) Polo Ralph Lauren Corporation - premium
        apparel designer/manufacturer                 85,500         1,218,375
                                                                  ------------
                                                                     4,932,400
     WASTE MANAGEMENT SERVICES - 0.2%
     Sevenson Environmental Services, Inc. -
        hazardous waste remediation                   37,800           415,800

TECHNOLOGY - 4.1%
     COMPUTER PERIPHERALS - 0.2%
     Astro-Med, Inc. - medical instrumentation/
        specialty printers                            96,800           532,400

     ELECTRONIC INSTRUMENTS & CONTROLS - 3.5%
(F1) Genlyte Group, Inc. - commercial,
        industrial and residential lighting          336,900         7,095,956
(F1) Powell Industries, Inc. - electrical
        equipment manufacturer                       208,000         2,028,000
                                                                  ------------
                                                                     9,123,956

     SOFTWARE & PROGRAMMING - 0.4%
     Timberline Software Corporation -
        computer software developer                  167,600         1,225,575

                                       35
                                  ------------
                                  THIRTY-FIVE

                                                   SHARES             MARKET
                                                    HELD              VALUE
                                                  --------           --------
TRANSPORTATION - 0.9%
     MISCELLANEOUS TRANSPORTATION - 0.3%
(F1) Aviall, Inc. - aviation parts distributor       170,430          $841,498

     TRUCKING - 0.6%
     USFreightways Corporation -
        global transportation                         57,700         1,417,256

UTILITIES - 1.2%
     NATURAL GAS UTILITIES - 1.2%
     UGI Corporation - distributor of natural
        gas, electricity and propane                 156,800         3,214,400

                                                                  ------------
TOTAL COMMON STOCKS (Cost $243,444,124)                            247,661,744

WARRANTS - 0.0%
     Healthcare Financial Partners REIT,
        expires 4/28/01 (Cost $0)                     12,562                 -

                                                       PAR
                                                     AMOUNT
                                                    --------
SHORT TERM INVESTMENTS - 5.9%
     Repurchase agreement with State Street
        Bank and Trust Company, 5.25%, dated
        06/30/2000, due 7/3/2000, maturity value
        $15,419,743, collateralized by $15,727,994
        market value U.S. Treasury Bond, 10.625%
        due 08/15/2015 (Cost $15,413,000)        $15,413,000        15,413,000
                                                                 -------------

TOTAL INVESTMENTS - 100.6% (Cost $258,857,124)                     263,074,744

OTHER ASSETS LESS LIABILITIES - (0.6%)                             (1,417,740)
                                                                 -------------

TOTAL NET ASSETS - 100.0%(F2)                                     $261,657,004
                                                                 =============


(F1) Non-income producing securities.
(F2) Percentages for the various classifications relate to total net assets.

    The accompanying notes are an integral part of the financial statements.

                                       36
                                   ----------
                                   THIRTY-SIX

                              FINANCIAL STATEMENTS

                                       37
                                 -------------
                                  THIRTY-SEVEN

ARTISAN FUNDS, INC.
Statements of Assets & Liabilities - June 30, 2000


                                              INTERNATIONAL          MID CAP            SMALL CAP           SMALL CAP
                                                  FUND                FUND                FUND             VALUE FUND
                                             ---------------     ---------------     ---------------     ---------------
ASSETS:
Investments in securities, at value          $4,928,495,564       $  225,829,919       $ 186,954,906       $ 263,074,744
Cash                                                    641                  594                 776                 492
Receivable from investments sold                 36,445,332            6,595,785           2,783,187             392,537
Receivable from forward currency contracts      117,287,872                    -                   -                   -
Receivable from fund shares sold                 59,544,976              671,637             338,850             425,963
Interest receivable                                  40,984                1,735                 896               2,248
Dividends receivable                              6,046,195               15,003               7,402             266,901
Organizational costs                                  3,660               11,344                   -              15,918
Other assets                                              -                    -                   -                 847
                                           ----------------     ----------------    ----------------    ----------------
TOTAL ASSETS                                  5,147,865,224          233,126,017         190,086,017         264,179,650

LIABILITIES:
Payable for investments purchased               149,954,260            7,949,383           4,546,235           1,670,281
Payable for forward currency contracts          117,398,956                    -                   -                   -
Payable for fund shares redeemed                  6,082,782               63,537              19,920             646,804
Payable for organizational costs                      3,660               11,344                   -              15,918
Payable for operating expenses                    2,883,999              122,878             127,120             189,643
Other liabilities                                   565,489                    -                   -                   -
                                           ----------------     ----------------    ----------------    ----------------
TOTAL LIABILITIES                               276,889,146            8,147,142           4,693,275           2,522,646
                                           ----------------     ----------------    ----------------    ----------------
TOTAL NET ASSETS                             $4,870,976,078       $  224,978,875       $ 185,392,742       $ 261,657,004
                                           ================     ================    ================    ================

NET ASSETS CONSIST OF:
Fund shares issued and outstanding           $3,744,328,365        $ 167,168,751       $ 158,422,537       $ 249,669,586
Net unrealized appreciation (depreciation)
  on investments and foreign currency
  related transactions                          488,633,769           44,027,397          21,737,437           4,217,620
Accumulated undistributed
  net investment income (loss)                  (2,599,311)                    -                   -             567,242
Accumulated undistributed net realized
  gains (losses) on investments and foreign
  currency related transactions                 640,613,255           13,782,727           5,232,768           7,202,556
                                           ----------------     ----------------    ----------------    ----------------
                                             $4,870,976,078     $    224,978,875     $   185,392,742      $  261,657,004
                                           ================     ================    ================    ================

SUPPLEMENTARY INFORMATION:
Net assets
     Investor Shares                         $3,734,813,199         $224,978,875        $185,392,742        $261,657,004
     Institutional Shares                    $1,136,162,879
Number of shares outstanding
     Investor Shares                            123,846,322            8,158,890          12,617,824          24,611,562
     Institutional Shares                        37,590,641
Net asset value, offering price
  and redemption price per share
     Investor Shares                                 $30.16               $27.57              $14.69              $10.63
     Institutional Shares                            $30.22
Cost of securities held                      $4,439,931,708         $181,802,522        $165,217,469        $258,857,124


    The accompanying notes are an integral part of the financial statements.

                                       38
                                 -------------
                                  THIRTY-EIGHT


ARTISAN FUNDS, INC.
Statements of Operations - For the Year Ended June 30, 2000


                                              INTERNATIONAL          MID CAP            SMALL CAP           SMALL CAP
                                                  FUND                FUND                FUND             VALUE FUND
                                             ---------------     ---------------     ---------------     ---------------
INVESTMENT INCOME:
Interest                                       $  7,040,049          $   331,458        $    226,530         $   645,134
Dividends                                    27,344,688(F1)              317,851             764,256           2,307,077
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INVESTMENT INCOME                          34,384,737              649,309             990,786           2,952,211

EXPENSES:
Advisory fees                                    27,952,915            1,063,517           1,763,380           1,532,665
Transfer agent fees
  Investor Shares                                 4,081,462              183,909             232,376             216,159
  Institutional Shares                               24,178
Shareholder communications
  Investor Shares                                   465,581               24,928              55,587              43,973
  Institutional Shares                                7,448
Custodian fees                                    2,211,334               50,446              71,497              55,191
Accounting fees                                      81,083               44,027              43,837              45,634
Professional fees                                   160,330               30,644              31,029              41,614
Registration fees
  Investor Shares                                   618,467               63,642             111,600              70,686
  Institutional Shares                              227,000
Directors' fees                                      15,000               15,000              15,000              15,000
Organizational costs                                  7,317                5,673              10,396               7,073
Other operating expenses                            140,089                8,706              27,278              15,606
                                            ---------------      ---------------     ---------------     ---------------
TOTAL OPERATING EXPENSES                         35,992,204            1,490,492           2,361,980           2,043,601
                                            ---------------      ---------------     ---------------     ---------------
NET INVESTMENT INCOME (LOSS)                    (1,607,467)            (841,183)         (1,371,194)             908,610

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
Net realized gain (loss) on:
     Investments                                762,210,703           18,317,700          47,504,368          10,515,241
     Foreign currency related transactions      (3,264,458)                    -                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
                                                758,946,245           18,317,700          47,504,368          10,515,241
Net increase (decrease) in unrealized
  appreciation on:
     Investments                                327,576,193           35,776,647           2,030,693           1,889,663
     Foreign currency related transactions           29,364                    -                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
                                                327,605,557           35,776,647           2,030,693           1,889,663
                                            ---------------      ---------------     ---------------     ---------------
NET GAIN (LOSS) ON INVESTMENTS                1,086,551,802           54,094,347          49,535,061          12,404,904
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $1,084,944,335          $53,253,164         $48,163,867         $13,313,514
                                            ===============      ===============     ===============     ===============


(F1) Net of foreign taxes withheld of $4,576,229.

    The accompanying notes are an integral part of the financial statements.

                                       39
                                  ------------
                                  THIRTY-NINE

ARTISAN FUNDS, INC.
Statements of Changes in Net Assets



                                                     INTERNATIONAL FUND                         MID CAP FUND
                                             ----------------------------------       ---------------------------------
                                                  YEAR                YEAR                YEAR                YEAR
                                                  ENDED               ENDED               ENDED               ENDED
                                                 6/30/00             6/30/99             6/30/00             6/30/99
                                              -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income (loss)                 $  (1,607,467)         $  4,109,783       $   (841,183)        $  (258,932)
Net realized gain (loss) on:
     Investments                                762,210,703           38,449,100          18,317,700           1,711,886
     Foreign currency related transactions      (3,264,458)            (677,233)                   -                   -
Net increase (decrease) in unrealized
  appreciation on:
     Investments                                327,576,193           79,783,283          35,776,647           7,469,075
     Foreign currency related transactions           29,364            (137,818)                   -                   -
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   1,084,944,335          121,527,115          53,253,164           8,922,029

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income:
     Investor Shares                            (1,579,375)            (944,186)                   -                   -
     Institutional Shares                       (1,166,198)            (257,100)
Net realized gains on investment transactions:
     Investor Shares                           (36,202,670)          (6,509,837)         (2,623,181)         (1,185,407)
     Institutional Shares                      (10,501,625)          (1,271,446)
                                            ---------------      ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS       (49,449,868)          (8,982,569)         (2,623,181)         (1,185,407)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES        2,711,977,012          513,780,438         131,029,274          22,802,060
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       3,747,471,479          626,324,984         181,659,257          30,538,682
Net assets, beginning of period               1,123,504,599          497,179,615          43,319,618          12,780,936
                                            ---------------      ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                    $4,870,976,078       $1,123,504,599     $   224,978,875     $    43,319,618
                                            ===============      ===============     ===============     ===============


    The accompanying notes are an integral part of the financial statements.

                                       40
                                   ---------
                                     FORTY

---------------------------------------------STATEMENTS OF CHANGES IN NET ASSETS


                                                       SMALL CAP FUND                       SMALL CAP VALUE FUND
                                               ------------------------------          -------------------------------
                                                  YEAR                YEAR                YEAR                YEAR
                                                  ENDED               ENDED               ENDED               ENDED
                                                 6/30/00             6/30/99             6/30/00             6/30/99
                                              -------------       -------------       -------------       -------------
OPERATIONS:
Net investment income (loss)                 $  (1,371,194)       $  (1,330,119)    $        908,610    $      (233,182)
Net realized gain (loss) on:
     Investments                                 47,504,368         (40,422,189)          10,515,241           1,468,035
     Futures contracts                                    -              645,230                   -                   -
Net increase (decrease) in unrealized
  appreciation on:
      Investments                                 2,030,693         (15,181,024)           1,889,663             651,867
                                            ---------------      ---------------     ---------------     ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      48,163,867         (56,288,102)          13,313,514           1,886,720

DISTRIBUTIONS PAID
TO SHAREHOLDERS:
Net investment income                                     -                    -           (284,790)                   -
Net realized gains on investment transactions             -         (17,843,098)         (3,661,649)         (2,325,801)
                                            ---------------      ---------------     ---------------     ---------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS                  -         (17,843,098)         (3,946,439)         (2,325,801)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES         (37,327,000)         (55,455,086)         174,489,907          31,009,275
                                            ---------------      ---------------     ---------------     ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          10,836,867        (129,586,286)         183,856,982          30,570,194
Net assets, beginning of period                 174,555,875          304,142,161          77,800,022          47,229,828
                                            ---------------      ---------------     ---------------     ---------------
NET ASSETS, END OF PERIOD                      $185,392,742         $174,555,875       $ 261,657,004       $  77,800,022
                                            ===============      ===============     ===============     ===============


    The accompanying notes are an integral part of the financial statements.

                                       41
                                  ------------
                                   FORTY-ONE


ARTISAN FUNDS, INC.
Financial Highlights - for a share outstanding throughout each period

                                        NET ASSET         NET        NET REALIZED   TOTAL INCOME    DIVIDENDS   DISTRIBUTIONS
                          YEAR OR         VALUE        INVESTMENT   AND UNREALIZED  (LOSS) FROM      FROM NET      FROM NET
                           PERIOD       BEGINNING        INCOME     GAIN (LOSS) ON   INVESTMENT     INVESTMENT     REALIZED
                           ENDED        OF PERIOD        (LOSS)      INVESTMENTS     OPERATIONS       INCOME        GAINS
                          ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
INVESTOR                  ----------------------------------------------------------------------------------------------------
SHARES                      6/30/00         $18.67    $(0.03)(F1)         $12.08         $12.05        $(0.02)        $(0.54)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          16.25       0.08(F1)           2.62           2.70         (0.04)         (0.24)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.06(F1)           3.04           3.10         (0.20)         (1.13)
                          ----------------------------------------------------------------------------------------------------
                            6/30/97          12.08           0.07           2.44           2.51         (0.02)         (0.09)
                          ----------------------------------------------------------------------------------------------------
                          6/30/96(F2)        10.00           0.04           2.04           2.08              -              -
                          ----------------------------------------------------------------------------------------------------

INSTITUTIONAL
SHARES                    ----------------------------------------------------------------------------------------------------
                            6/30/00         $18.70      $0.03(F1)         $12.09         $12.12        $(0.06)        $(0.54)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          16.26       0.11(F1)           2.62           2.73         (0.05)         (0.24)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          14.48       0.09(F1)           3.04           3.13         (0.22)         (1.13)
                          ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            6/30/00         $16.67    $(0.18)(F1)        $ 11.91        $ 11.73           $  -       $ (0.83)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          13.69     (0.16)(F1)           4.41           4.25              -         (1.27)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          10.00         (0.08)           4.56           4.48              -         (0.79)
                          ----------------------------------------------------------------------------------------------------
                          6/30/97(F6)        10.00              -              -              -              -              -
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            6/30/00        $ 11.09   $ (0.10)(F1)         $ 3.70         $ 3.60           $  -           $  -
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          14.66         (0.08)         (2.53)         (2.61)              -         (0.96)
                          ----------------------------------------------------------------------------------------------------
                            6/30/98          15.11         (0.10)           2.23           2.13              -         (2.58)
                          ----------------------------------------------------------------------------------------------------
                            6/30/97          14.67         (0.04)           1.55           1.51              -         (1.07)
                          ----------------------------------------------------------------------------------------------------
                            6/30/96          11.52         (0.07)           3.32           3.25              -         (0.10)
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND

                          ----------------------------------------------------------------------------------------------------
                            6/30/00        $ 10.59     $ 0.06(F1)         $ 0.36         $ 0.42       $ (0.03)       $ (0.35)
                          ----------------------------------------------------------------------------------------------------
                            6/30/99          11.37         (0.03)     (0.21)(F7)         (0.24)              -         (0.54)
                          ----------------------------------------------------------------------------------------------------
                          6/30/98(F8)        10.00         (0.03)           1.40           1.37              -              -
                          ----------------------------------------------------------------------------------------------------





                                                                                                   RATIO NET OF
                                          NET ASSET                   NET ASSETS      RATIO OF      INVESTMENT
                                            VALUE                       END OF        EXPENSES     INCOME (LOSS)    PORTFOLIO
                             TOTAL           END          TOTAL         PERIOD       TO AVERAGE     TO AVERAGE      TURNOVER
                         DISTRIBUTIONS    OF PERIOD       RETURN      (MILLIONS)     NET ASSETS     NET ASSETS        RATE
                          ----------------------------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
INVESTOR                    $(0.56)         $30.16          65.6%       $3,734.8          1.27%        (0.10%)         99.02%
SHARES                    ----------------------------------------------------------------------------------------------------
                             (0.28)          18.67           17.4          943.9           1.38           0.59          79.41
                          ----------------------------------------------------------------------------------------------------
                             (1.33)          16.25           24.1          414.5           1.45           0.37         109.42
                          ----------------------------------------------------------------------------------------------------
                             (0.11)          14.48           20.9          449.2           1.61           1.07         103.66
                          ----------------------------------------------------------------------------------------------------
                                  -          12.08       20.8(F3)           71.5       2.50(F4)       1.60(F4)      57.00(F3)
                          ----------------------------------------------------------------------------------------------------

INSTITUTIONAL
SHARES                    ----------------------------------------------------------------------------------------------------
                            $(0.60)        $ 30.22          66.0%       $1,136.2          1.08%          0.09%         99.02%
                          ----------------------------------------------------------------------------------------------------
                             (0.29)          18.70           17.6          179.6           1.17           0.68          79.41
                          ----------------------------------------------------------------------------------------------------
                             (1.35)          16.26           24.4           82.6           1.25           0.68         109.42
                          ----------------------------------------------------------------------------------------------------

ARTISAN MID CAP FUND
                          ----------------------------------------------------------------------------------------------------
                            $(0.83)        $ 27.57          72.9%        $ 225.0          1.40%        (0.79%)        245.69%
                          ----------------------------------------------------------------------------------------------------
                             (1.27)          16.67           35.8           43.3       2.00(F5)     (1.13)(F5)         202.84
                          ----------------------------------------------------------------------------------------------------
                             (0.79)          13.69           46.1           12.8       2.00(F5)     (0.77)(F5)         235.65
                          ----------------------------------------------------------------------------------------------------
                                  -          10.00        0.0(F3)            1.8       0.00(F4)       0.00(F4)       0.00(F3)
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP FUND
                          ----------------------------------------------------------------------------------------------------
                               $  -        $ 14.69          32.5%        $ 185.4          1.35%        (0.79%)        193.76%
                          ----------------------------------------------------------------------------------------------------
                             (0.96)          11.09         (17.0)          174.6           1.37         (0.67)         155.38
                          ----------------------------------------------------------------------------------------------------
                             (2.58)          14.66           14.7          304.1           1.33         (0.74)         134.67
                          ----------------------------------------------------------------------------------------------------
                             (1.07)          15.11           11.3          267.8           1.41         (0.73)          87.18
                          ----------------------------------------------------------------------------------------------------
                             (0.10)          14.67           28.3          400.0           1.52         (0.75)         105.19
                          ----------------------------------------------------------------------------------------------------

ARTISAN SMALL CAP VALUE FUND

                          ----------------------------------------------------------------------------------------------------
                           $ (0.38)        $ 10.63           4.2%        $ 261.7          1.35%          0.60%         38.19%
                          ----------------------------------------------------------------------------------------------------
                             (0.54)          10.59          (1.0)           77.8           1.66         (0.45)          49.29
                          ----------------------------------------------------------------------------------------------------
                                  -          11.37       13.7(F3)           47.2       1.93(F4)     (0.50)(F4)      52.58(F3)
                          ----------------------------------------------------------------------------------------------------

(F1) Computed based on average shares outstanding.
(F2) For the period from commencement of operations (December 28, 1995) through June 30, 1996.
(F3) Not annualized.
(F4) Annualized.
(F5) The ratios of expenses to average net assets and net investment loss to average net assets exclude fees paid by the Adviser. Absent fees paid by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.12% and (1.25%) for the year ended June 30, 1999 and 3.64% and (2.41%) for the year ended June 30, 1998, respectively.

(F6) For the period from commencement of operations (June 27, 1997) through June 30, 1997.
(F7) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(F8) For the period from commencement of operations (September 29, 1997) through June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                                       43
                                 --------------
                                  FORTY-THREE


ARTISAN FUNDS, INC.
Notes to Financial Statements - June 30, 2000

(1)  ORGANIZATION:

     Artisan Funds, Inc. ("Artisan Funds" ) was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. Artisan Funds is a series comprised of four open-end, diversified mutual funds (each a "Fund" and collectively the "Funds"):
     Artisan International Fund ("International Fund"), Artisan Mid Cap Fund ("Mid Cap Fund"), Artisan Small Cap Fund ("Small Cap Fund") and Artisan Small Cap Value Fund ("Small Cap Value Fund"). International Fund, Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund commenced operations on December 28, 1995, June 27, 1997, March 28, 1995 and September 29, 1997,
     respectively.

     The International Fund and Mid Cap Fund began offering two classes of capital shares effective July 1, 1997 and July 1, 2000, respectively. The share classes for International Fund and Mid Cap Fund were renamed to Investor Shares and Institutional Shares effective April 27, 2000. The share classes for Small Cap Fund and Small Cap Value Fund were renamed to Investor Shares effective July 1, 2000. Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees, shareholder communication expenses and registration fees, are allocated directly to that class.

     The International Fund Investor Shares, International Fund Institutional Shares, Mid Cap Fund Investor Shares, Small Cap Fund and Small Cap Value Fund each have an indefinite number of shares authorized with a $0.01 par value.


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Funds.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or which management believes that the latest sales or bid price is not reflective of the fair value of the security, are valued as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

          The International Fund, Mid Cap Fund, Small Cap Fund and Small Cap Value Fund each own certain securities which are valued at their fair value as determined using procedures established by the Fund's Board of Directors, aggregating $4,000,000, $137,400, $2,989,800 and
          $471,075, respectively, representing 0.1%, 0.1%, 1.6% and 0.2%, respectively, of the net assets of each of the Funds.

                                       44
                                  -----------
                                   FORTY-FOUR

-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

     (b) Income taxes - No provision has been made for federal income taxes since each Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The International Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The International Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Futures Contracts - Each Fund is authorized to enter into futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested and there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position and there is a risk that the counterparty to the futures contract will not be able to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     (f) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (g) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                       45
                                  -----------
                                   FORTY-FIVE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Funds are affiliated, provides investment advisory and administrative services to the Funds. In exchange for these services, each Fund pays a monthly management fee to the Adviser as follows:

               Average Daily Net Assets          Annual Rate
               ----------------------------      -----------
               Less than $500 million               1.000%
               $500 million to $750 million         0.975%
               $750 million to $1 billion           0.950%
               Greater than $1 billion              0.925%

     Each Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Mid Cap Fund, Small Cap Fund, and Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets annually, and the International Fund for ordinary operating expenses in excess of 2.50% of average net assets annually.

     Each director who is not an interested person of Artisan Funds, Inc. or Artisan Partners Limited Partnership receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to their duties as a director of Artisan Funds, Inc.


(4)  ORGANIZATIONAL COSTS:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Funds over the same time period.

                                       46
                                   ----------
                                   FORTY-SIX

------------------------------------------(NOTES TO FINANCIAL STATEMENTS (CONT.)

5)   LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds, Inc. is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $50 million. Artisan Funds, Inc. pays a commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. Maximum borrowings under the line of credit for the fiscal year ended June 30, 2000 were as follows:

               Fund                           Maximum Borrowings
               ----                           ------------------
               International Fund                     -
               Mid Cap Fund                           -
               Small Cap Fund                     $1,826,682
               Small Cap Value Fund                   -

(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2000 were as follows:

               Fund               Security Purchases    Security Sales
               ----               ------------------    --------------
               International        $5,278,134,639      $2,808,257,546
               Mid Cap                 372,900,210         255,219,315
               Small Cap               330,491,998         371,457,107
               Small Cap Value         213,752,064          54,372,255

                                       47
                                  ------------
                                  FORTY-SEVEN


NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Funds were as follows:


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                             SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                             $3,361,034,086            $ 732,197,055            $ 156,775,953
Net asset value of shares issued in
  reinvestment of distributions                             35,772,431               11,657,657                2,587,556
Cost of shares redeemed                                (1,386,071,200)             (42,613,017)             (28,334,235)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) from fund share activities      $2,010,735,317            $ 701,241,695           $  131,029,274
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                                                     $    40,911,154           $  224,777,188
Net asset value of shares issued in
  reinvestment of distributions                                                               -                3,681,445
Cost of shares redeemed                                                            (78,238,154)             (53,968,726)
                                                                             ------------------       ------------------
Net increase (decrease) from fund share activities                              $  (37,327,000)           $  174,489,907
                                                                             ==================       ==================


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL YEAR ENDED JUNE 30, 2000                             SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                121,721,356               28,963,140                6,614,713
Shares issued from reinvestment of distributions             1,613,817                  525,593                  142,017
Shares redeemed                                           (50,050,726)              (1,500,866)              (1,195,955)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) in capital shares                   73,284,447               27,987,867                5,560,775
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 2000                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                                           3,079,071               22,250,750
Shares issued from reinvestment of distributions                                              -                  375,264
Shares redeemed                                                                     (6,201,323)              (5,359,491)
                                                                             ------------------       ------------------
Net increase (decrease) in capital shares                                           (3,122,252)               17,266,523
                                                                             ==================       ==================


                                       48
                                  ------------
                                  FORTY-EIGHT


-------------------------------------------NOTES TO FINANCIAL STATEMENTS (CONT.)

(7)  FUND SHARE ACTIVITIES (continued):


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL ENDED JUNE 30, 1999                                  SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                              $ 808,115,881           $  108,430,376          $    31,529,435
Net asset value of shares issued in
  reinvestment of distributions                              7,211,053                1,448,132                1,156,779
Cost of shares redeemed                                  (376,463,582)             (34,961,422)              (9,884,154)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) from fund share activities       $ 438,863,352          $    74,917,086          $    22,802,060
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Proceeds from shares issued                                                     $    41,079,632          $    57,373,478
Net asset value of shares issued in
  reinvestment of distributions                                                      17,337,992                2,161,775
Cost of shares redeemed                                                           (113,872,710)             (28,525,978)
                                                                             ------------------       ------------------
Net increase (decrease) from fund share activities                             $   (55,455,086)          $    31,009,275
                                                                             ==================       ==================


                                                                   INTERNATIONAL FUND
                                                       -----------------------------------------
                                                           INVESTOR              INSTITUTIONAL               MID CAP
FISCAL ENDED JUNE 30, 1999                                  SHARES                  SHARES                    FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                 47,804,591                6,392,854                2,275,136
Shares issued from reinvestment of distributions               558,569                  112,258                  105,353
Shares redeemed                                           (23,304,036)              (1,985,942)                (715,659)
                                                    ------------------       ------------------       ------------------
Net increase (decrease) in capital shares                   25,059,124                4,519,170                1,664,830
                                                    ==================       ==================       ==================


                                                                                   SMALL CAP                SMALL CAP
FISCAL YEAR ENDED JUNE 30, 1999                                                      FUND                  VALUE FUND
--------------------------------------------------------------------------    ------------------       ------------------
Shares sold                                                                           3,778,821                6,026,910
Shares issued from reinvestment of distributions                                      1,753,078                  253,135
Shares redeemed                                                                    (10,534,310)              (3,088,372)
                                                                             ------------------       ------------------
Net increase (decrease) in capital shares                                           (5,002,411)                3,191,673
                                                                             ==================       ==================

                                       49
                                   ----------
                                   FORTY-NINE

NOTES TO FINANCIAL STATEMENTS (CONT.)-------------------------------------------

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

                                      Aggregate      Aggregate         Net
                                        Gross          Gross        Unrealized
                                     Unrealized     Unrealized    Appreciation/
                       Cost of      Appreciation   Depreciation   (Depreciation)
     Fund             Securities   on Investments on Investments  on Investments
     -----          -------------- -------------- --------------  --------------
     International  $4,440,590,636   $654,601,215 $(166,696,287)   $487,904,928
     Mid Cap           184,515,105     44,186,801    (2,871,987)     41,314,814
     Small Cap         167,122,105     33,658,527   (13,825,726)     19,832,801
     Small Cap Value   258,935,481     27,838,510   (23,699,247)      4,139,263

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. Certain Funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Losses from foreign currency related transactions for the International Fund of $2,710,395 from November 1, 1999 to June 30, 2000 are not recognized for federal income tax purposes until fiscal 2001.

     The Small Cap Fund utilized $29,613,980 in capital loss carryforwards and $9,559,925 in Post-October Losses during the fiscal year ended June 30, 2000.

(9)  OTHER TAX INFORMATION (UNAUDITED):
     For the year ended June 30, 2000, ordinary income distributions paid by Mid Cap Fund and Small Cap Value Fund, of 3% and 25%, respectively, are eligible for the dividend received deduction available to corporate shareholders.

     Each Fund hereby designates the following amounts as long term capital gain distributions for purposes of the dividends paid deduction.

                                            Long Term Capital Gains
                                            ------------------------
                    International Fund           $55,751,437
                    Mid Cap Fund                     465,148
                    Small Cap Fund                   401,030
                    Small Cap Value Fund             264,152

The amounts above include earnings and profits distributed to shareholders on redemptions of fund shares.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS
The letters to shareholders included in this annual report include statistical information about the portfolios of each of the Artisan Funds. That information is as of June 30, 2000, it varies with changes in a Fund's portfolio investments.

                                  DEFINITIONS
The MEDIAN MARKET CAP provides a measure of the market capitalization value of the companies in a portfolio. An equal number of companies in the portfolio have a market capitalization higher than the median and an equal number have a market capitalization lower than the median. The WEIGHTED AVERAGE GROWTH RATE measures the growth of earnings per share for each stock in a portfolio over the next 12 months divided by the reported earnings per share over the last 12 months, weighted by the size of each stock's position within the portfolio. The WEIGHTED AVERAGE P/E RATIO measures the average of the ratios of portfolio stock prices divided by each stock's earnings per share, weighted by the size of each stock's position within the portfolio. The MEDIAN PRICE/BOOK VALUE measures the median ratio of portfolio stock prices to each stock's book value of equity per share. The MEDIAN P/E RATIO measures the median ratio of portfolio stock prices to each stock's earnings per share.
--------------------------------------------------------------------------------

                                       50
                                 -------------
                                     FIFTY

PRICEWATERHOUSECOOPERS, LLC
--------------------------------------------------------------------------------
                                                  PricewaterhouseCoopers, LLC
                                                  100 EAST WISCONSIN AVENUE
                                                  SUITE 1500
                                                  MILWAUKEE, WI 53202
                                                  TELEPHONE (414) 212 1500


PricewaterhouseCoopers, LLC

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Artisan Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Artisan International Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (constituting Artisan Funds, Inc., hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers, LLC

July 20, 2000

                                       51
                                   ----------
                                   FIFTY-ONE

                                    APPENDIX
                                    --------

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                   S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.